                                                                   EXHIBIT 10.12


                                                                  EXECUTION COPY


                 ASSIGNMENT AND ASSUMPTION OF LEASE AND SUBLEASE


         This ASSIGNMENT AND ASSUMPTION OF LEASE AND SUBLEASE (this "Assignment") is dated effective as of 12:01 a.m. on November 1, 2002 (the "Effective Time"), by and among Martin Gas Sales LLC, a Texas limited liability company formerly known as Martin Gas Sales, Inc., a Texas corporation, prior to its conversion to a limited liability company under Article 5.17 of the Texas Business Corporation Act (the "Assignor"), and Martin Operating Partnership L.P., A Delaware limited partnership ("Assignee").

                                   WITNESSETH

         WHEREAS, the Tampa Port Authority, a body politic and corporate under and by virtue of the Laws of the State of Florida, and of Hillsborough County, and, as the governing body of the Hillsborough County Port District, as landlord ("Landlord"), and Assignor, as tenant, are parties to that certain Lease Agreement, dated as of December 16, 1976, as amended by eight amendments thereto, including the Consent to Assignment and Attornment Agreement dated March 30, 1995, between, the Tampa Port Authority, Martin Gas Sales, Inc., and Boliden Chemicals, Inc., (which Lease Agreement, together with all modifications, amendments and supplements thereto, is hereinafter referred to collectively as the "Lease"), a copy of which is attached hereto as Exhibit A, pursuant to which Landlord leases to Assignor, and Assignor leases from Landlord, the property situated in Hillsborough County, Florida, and commonly referred to as "4118 Pendola Point Road," consisting of approximately 9.94 acres as more particularly described and set forth in Exhibit "A" to the Lease (the "Premises");

         WHEREAS, Tenant has subleased a portion of the Premises (such portion referred to herein as the "Subleased Premises") to CF Martin Sulphur, LP, a Delaware limited partnership ("CF"), pursuant to that certain Sublease Agreement between Tenant and CF, dated as of November 22, 2000 (the "Sublease"), a copy of which is attached as Exhibit B;

         WHEREAS, pursuant to the terms of that certain Contribution, Conveyance and Assumption Agreement, dated as of the Effective Time, to which Assignor and Assignee are parties, Assignee is acquiring Assignor's right, title and interest in and to certain assets of Assignor, including all right, title and interest in, to and under the Lease and the Sublease, including Assignor's post Effective Time liabilities and obligations under the Lease and the Sublease;

         WHEREAS, in connection with the foregoing, Assignor desires to assign the Lease and the Sublease to Assignee, and Assignee desires to accept the assignment of the Lease and the Sublease from Assignor and to assume and be bound by all of the terms, conditions, provisions, obligations, covenants and duties of Assignor under the Lease and the Sublease from and after the Effective Time; and

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby covenant and agree as follows:

         1. Assignment. As of the Effective Time, Assignor hereby grants, assigns and transfers to Assignee, its successors and assigns, all of Assignor's right, title and interest in, to and under the Lease and the Sublease (including, without limitation, any options under the Lease and the Sublease and any rights to extend or renew the Lease and the Sublease), and Assignee accepts from Assignor all of Assignor's right, title and interest in, to and under the Lease and the Sublease.

         2. Assumption of Obligations. As of the Effective Time, Assignee hereby assumes and agrees to be bound by and to perform and fulfill all of the terms, conditions, provisions, obligations, covenants and duties required to be performed and fulfilled by Assignor under the Lease and the Sublease from and after the Effective Time as if Assignee was an original party thereto, including, without limitation, any and all post Effective Time payment or performance obligations due under the Lease and the Sublease.

         3. Representations of Assignor. Assignor represents to Assignee as follows:

                  a. The Lease and the Sublease attached hereto as Exhibit A, and Exhibit B, respectively, are true, correct and complete copies of the Lease and the Sublease;

                  b. The Lease and the Sublease are in full force and effect and have not been modified, amended or supplemented except as set forth therein;

                  c. Other than the Lease, there are no other agreements, whether written or oral, between Landlord and Assignor regarding the Premises or Assignor's obligations thereunder;

                  d. Other than the Sublease and that certain Easement Agreement between Sublessee and Tenant dated as of November 22, 2000, there are no other agreements, whether written or oral, between Assignor and Sublessee regarding the Subleased Premises or Assignor's or Sublessee's obligations thereunder;

                  e. No default or breach by Assignor or Landlord has occurred and is continuing under the Lease, and no event has occurred and is continuing which, with or without the giving of notice or the lapse of time, or both, would constitute a default thereunder;

                  f. No default or breach by Assignor or Sublessee has occurred and is continuing under the Sublease, and no event has occurred and is continuing which, with or without the giving of notice or the lapse of time, or both, would constitute a default thereunder;

                  g. The current term of the Lease expires on December 15, 2006, unless sooner terminated (or extended) as provided in the Lease;

                  h. The current term of the Sublease expires on December 14, 2006, unless sooner terminated (or extended) as provided in the Sublease; and

                  i. To Assignor's knowledge, neither Landlord nor Sublessee has filed a petition in bankruptcy or has been subject to an involuntary petition in bankruptcy which has been dismissed or made an assignment for the benefit of creditors.

         4. Successors and Assigns. This Assignment shall be binding on and inure to the benefit of the parties hereto, and their respective successors and assigns, provided that this Section 4 shall not be construed to permit any future assignments of the Lease or the Sublease or any subletting of the Premises or the Subleased Premises except as expressly permitted by the Lease or the Sublease, as the case may be.

         5. Counterparts. This Assignment may be signed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

         6. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Florida.

         IN WITNESS WHEREOF, the parties hereto have executed this assignment as of the Effective Time.



ATTEST:                                     ASSIGNOR:

                                            MARTIN GAS SALES LLC
By: /s/ Chad D. Burkardt
      Name: Chad D. Burkhardt               By: Martin Resource Management Corporation
                                                Its Sole Member

ATTEST:
                                                By: /s/ Robert Bondurant
                                                    Robert Bondurant
                                                    Chief Financial Officer
By: /s/ Adam Gallegos
      Name: Adam Gallegos


ATTEST:                                              ASSIGNEE:

                                                     MARTIN OPERATING PARTNERSHIP L.P.
By: /s/ Chad D. Burkhardt
      Name: Chad D. Burkhardt               By:      Martin Operating GP LLC
                                                             Its General Partner

ATTEST:                                                      By:     Martin Resource LLC
                                                                     Its Sole Member

By: /s/ Adam Gallegos                                                By:    Martin Resource Management Corporation
      Name: Adam Gallegos                                                   Its Sole Member


                                                                            By: /s/ Robert Bondurant
                                                                                  Robert Bondurant
                                                                                 Chief Executive Officer

STATE OF TEXAS, COUNTY OF DALLAS, TO WIT:

         On this 1st day of November, 2002, before me, a notary public of said State and County, personally appeared Robert Bondurant, who acknowledged himself to be Chief Financial Officer of Martin Resource Management Corporation, the sole member of Martin Gas Sales LLC and that he being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as an officer thereof.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                  /s/ Adam Gallegos
                                                  Notary Public
My Commission Expires: 10-17-2004

STATE OF TEXAS, COUNTY OF DALLAS, TO WIT:

         On this 1st day of November, 2002, before me, a notary public of said State and County, personally appeared Robert Bondurant, who acknowledged himself to be Chief Financial Officer of Martin Resource Management Corporation, the sole member of Martin Resource LLC, the sole member of Martin Operating GP LLC, the general partner of Martin Operating Partnership L.P., and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself as noted above.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                    /s/ Adam Gallegos
                                                    Notary Public
My Commission Expires: 10-17-2004

                                   EXHIBIT A

                                   THE LEASE


                        [TAMPA PORT AUTHORITY LETTERHEAD]

                          LANDLORD ESTOPPEL CERTIFICATE

                                November 8, 2000,


Re: Ground Lease Agreement dated December 16, 1976, together with all amendments thereto (collectively, the "LEASE")

         Landlord: Tampa Port Authority ("LANDLORD")

         Tenant:   Martin Gas Sales, Inc ("TENANT")

         Premises: All that certain parcel or parcels of land, the same being situated in Hillsborough County, Florida, and commonly referred to as "4118 Pendola Point Road", consisting of approximately 9.94 acres as more particularly described and set forth in Exhibit "A" of that certain ground lease agreement dated December 16, 1976. (the "PREMISES").

Gentlemen:

         The Tampa Port Authority is the current Landlord under the Lease. We give you this certificate to permit you to rely on it as conclusive evidence of the matters stated below. We warrant and represent to you as follows:

         1. Attached hereto as Schedule A is a true, correct and complete copy of the Lease, including all amendments and modifications. The attached lease documents represent the entire agreement between Landlord and Tenant as of the date of this certificate and the Lease has not been otherwise assigned, amended, supplemented or modified except for the Landlord's consent to a sublease with CF Martin Sulphur, LP, a Delaware limited partnership, for operation of the sulphur facilities on the site. The Lease is the only lease between the Tenant and the Landlord affecting the Premises.

         2. On the date of this certificate the Lease is in full force and effect according to its terms.

         3. No action or proceeding has been instituted by the Landlord against the Tenant under the Lease in any federal or state court, and on the date of this certificate, the Landlord has no actual knowledge of a default by the Tenant under the Lease. The Landlord has not examined the Premises to verify the condition thereof or to verify that no nonmonetary defaults exist. Landlord has not given or received a notice of default under the Lease.

         4. Landlord hereby acknowledges that the Tenant intends to sublease a portion of the Premises to CF Martin Sulphur LP pursuant to the terms of the document attached hereto as Schedule A-1 (the "Sublease"). The Landlord has consented to the grant of the Sublease.

         5. The person signing this letter on behalf of Landlord is a duly authorized agent of the Landlord.

         We understand that you will rely on the certifications set forth above.

                                    Sincerely,

                                    LANDLORD:

                                    TAMPA PORT AUTHORITY, a body politic and corporate under and by virtue of the Laws of the State of Florida, and of Hillsborough County, and, as the governing body of the Hillsborough County Port District


                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------------
                                     Name: [ILLEGIBLE]
                                          --------------------------------
                                     Title: [ILLEGIBLE]
                                           -------------------------------


CEK:bap

                      AMENDMENT NO. 8 TO AGREEMENT OF LEASE

         This Amendment No. 8 to Agreement of Lease ("AMENDMENT") made and entered into as of this 16th day of December, 1996, by and between the TAMPA PORT AUTHORITY, a body politic and corporate organized and existing under the laws of the State of Florida ("LESSOR"), and MARTIN GAS SALES, INC., a Texas corporation ("LESSEE"), successor in interest to Boliden Chemicals, Inc., a Delaware corporation.

                                   WITNESSETH:

         WHEREAS, the Lessee currently leases approximately ten (10) acres of land at Port Sutton ("PREMISES") from Lessor under the terms and provisions of a December 16, 1976 Agreement of Lease ("ORIGINAL LEASE"), as amended on May 21, 1980 ("FIRST AMENDMENT"), October 10, 1980 ("SECOND AMENDMENT") August 15, 1984 ("THIRD AMENDMENT") July 13, 1987 ("FOURTH AMENDMENT"), December 5, 1988 ("FIFTH AMENDMENT"), February 16, 1989 ("SIXTH AMENDMENT"), May 13, 1992 ("SEVENTH AMENDMENT") and March 30, 1995 (Original Lease, as amended, is collectively referred to as the "LEASE"); and,

         WHEREAS, Paragraph 23 of the Lease provides that the Lessee shall have the option to extend the Lease for ten (10) years and provides that in the event of an extension, the rental rate, the inbound and outbound wharfage guarantees and the minimum charge relative to the Vessel Moorings System shall be increased in the manner set forth in Paragraph 23; and,

         WHEREAS, Lessee has notified the Lessor of its intent to exercise the final ten (10) year renewal term; and,

         WHEREAS, the parties wish to amend the Lease to document the ten (10) year renewal term, to increase the rental rate, the wharfage guarantees, and the Vessel Moorings System charge, and to modify Lessee's permitted use of the Premises to allow for Lessee's handling of anhydrous ammonia at the Premises.

         NOW, THEREFORE, in consideration of the covenants contained herein and the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:

         1. All of the foregoing recitals are incorporated by reference to the same force and effect as if repeated in this Paragraph.

         2. The term of the Lease is hereby extended ten (10) years commencing on December 16, 1996 and ending on December 15, 2006.

         3. The first sentence of Paragraph 3 of the Original Lease is hereby deleted and replaced with the following sentence:

                  The leased premises shall be used solely and only for the storage and handling of petroleum products, sulfuric acid, molten sulphur, asphalt and derivatives thereof and anhydrous ammonia.

         4. The Lease, as amended by Article 3, Paragraph 1(a)(i) of the First Amendment, Article 2 of the Fourth Amendment, Article 2 of the Fifth Amendment, and Article 2 of the Seventh Amendment, is further amended to provide that:

                  The bare land rental rate shall be increased to $84,480.00 annually, to be paid in twelve (12) equal monthly installments of $7,040.00, together with any applicable sales and/or rental tax due thereon, due and payable in advance of each month.

         5. This Lease, as amended by Article 3, Paragraph 1(a)(ii) of the First Amendment, Article 2 of the Second Amendment, Article 3 of the Fourth Amendment, Article 3 of the Fifth Amendment, Article 2 of the Sixth Amendment and Article 3 of the Seventh Amendment, is further amended to provide that:

                  The wharfage rate for petroleum products, sulfuric acid, and anhydrous ammonia shall be assessed at the established rate of the Tampa Port Authority's tariffs, as amended from time to time, and shall apply towards Lessee's minimum annual wharfage guarantees.

                  Once Lessee has reached its outbound wharfage guarantee limit, the applicable outbound wharfage rate shall be reduced to fifty percent (50%) of the Tampa Port Authority's tariff rate for the remaining portion of the Lease year.

                  Wharfage Guarantees shall be increased as follows:

                  a. The wharfage guarantee for inbound movements of petroleum products, sulfuric acid, molten sulphur, asphalt and derivatives thereof and anhydrous ammonia shall be $84,480.00 annually, together with any applicable sales or other tax due thereon.

                  b. The wharfage guarantee for outbound movements of petroleum products, sulfuric acid, molten sulphur, asphalt and derivatives thereof and anhydrous ammonia shall be $18,665.00 annually, together with any applicable sales or other tax due thereon.

         6. The Lease, as amended by Article 3, Paragraph 2(b) of the First Amendment, Article 3 of the Second Amendment, Article 4 of the Fifth Amendment, and Article 4 of the Seventh Amendment, is further amended to provide that the Vessel Mooring Charge (in lieu of dockage charge) shall be $32,920.00 annually, together with any applicable sales or other tax due thereon.

         7. Except as herein expressly amended, all other terms, conditions and covenants of the Lease, as previously amended, shall remain the same.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers on the day and year first above written.

Signed, sealed and delivered              TAMPA PORT AUTHORITY
in the presence of:
                                          By: /s/ ROBERT N. STEINER
/s/ [ILLEGIBLE]                               -------------------------------
-----------------------------------           ROBERT N. STEINER
                                              Its: Port Director
/s/ [ILLEGIBLE]
-----------------------------------       MARTIN GAS SALES, INC., a
                                          Texas corporation
/s/ [ILLEGIBLE]
-----------------------------------       By: /s/ RUBEN S. MARTIN, III
                                              -------------------------------
/s/ JAMES E. McINTYRE                             RUBEN S. MARTIN, III
-----------------------------------               Its: President

                                              [CORPORATE SEAL]

                 CONSENT TO ASSIGNMENT AND ATTORNMENT AGREEMENT

         Subject to the terms and conditions hereinafter set forth, TAMPA PORT AUTHORITY ("Lessor") hereby consents to the Assignment and Assumption Agreement between BOLIDEN CHEMICALS, INC., ("BCI"), whose address is 3379 Peachtree Road, Suite 300, Atlanta, GA 30326 and MARTIN GAS SALES, INC., ("Lessee"), whose address is P. O. Box 191, Kilgore, TX 75663-0192, dated March 28, 1995 ("Assignment") and attached hereto as Exhibit "A," upon the following terms and conditions:

                                   Background

A. BCI currently leases approximately ten (10) acres of land situated in Tampa, Florida ("Premises") from Lessor under the terms and provisions of a December 16, 1976 Lease Agreement, as amended May 21, 1980, October 10, 1980, August 15, 1984, July 13, 1987, December 5, 1988, February 16, 1989, and May 13, 1992
("collectively referred to as the Lease"):

B. This Consent is required by the Lease, and issued at the express request of BCI and Martin Gas Sales, Inc. This Consent replaces BCI with Martin Gas Sales, Inc. as "Lessee" under the Lease from and after the effective date of the Assignment and does not in any way expand the obligations of BCI under the Lease existing prior to the effective date of this Consent.

C. The basic rent, supplemental payments and other fees currently payable by BCI to Lessor pursuant to the Lease are as follows:

1.      Bare Land Rent:            $66,948.00 ann./$5,579.00 mo.

2.      Wharfage Rate:             The wharfage rate for petroleum and
                                   sulphuric acid shall be assessed at the
                                   Tampa Port Authority's established rate and shall apply toward Lessee's minimum annual wharfage guarantees.

                                   Once Lessee has reached its outbound wharfage guarantee limit the applicable outbound wharfage rate shall be reduced to fifty (50) percent of the tariff rate for the remaining portion of the lease year.

3.       Wharfage Guarantee:

         a. The wharfage guarantee for inbound movements of petroleum and sulphuric acid products shall be $66,948.00 annually.

         b. The wharfage guarantee for outbound movements of petroleum and sulphuric acid products shall be $14,784.00 annually.

4.       Vessel Mooring Charge:

         Vessel Mooring Charge (in lieu of dockage charge) shall be $26,088.00 annually, to be paid monthly in advance at a rate of $2,174.00.

                         Terms and Conditions of Consent

The Assignment is hereby approved by Lessor, subject to the terms of the Lease and the terms of this Consent:

         1. The Lease, as described above, is in full force and effect and, to Lessor's knowledge, no default exists thereunder.

         2. Lessor hereby consents to the Assignment, provided that the consent of Lessor evidenced hereby is subject to the following:

         a) Unless otherwise expressly stated in this Consent, nothing in the Assignment shall supersede or limit the continued effectiveness of the provisions of the Lease, which provisions remain in full force and effect. In the event of any conflict between the provisions of the Lease and the Assignment, the Lease shall control.

         b) The execution and delivery of this Consent shall not affect the rights of Lessor under the Lease with respect to future subleases, transfers or assignments of the Lease.

         c) Lessor shall be entitled to prompt written notice from Lessee and BCI of any amendment, modification, or termination of the Assignment by either party thereto.

         d) Notwithstanding the execution and delivery of this Consent, no person or entity, heretofore so liable in whole or in part, is to be deemed released hereby from liability to Lessor for the full and due performance of the Lease, provided that Lessor agrees to look first to Martin Gas Sales Inc., as Lessee, for fulfillment of all performance obligations applicable to Lessee under the Lease from and after the effective date of the Assignment, and shall seek such performance from BCI under the Lease only in the event Lessee fails or refuses in such performance, and, provided further, as between Lessor and BCI but not otherwise, that BCI shall be fully released and forever discharged from all obligations under the Lease as of and from and after the Lease expiration date, i.e., December 15, 1996, except for any costs and expenses, including attorneys' fees resulting from any violations of federal, state or local laws, statutes, rules, regulations or ordinances during the term of the Lease up to March 28, 1995.

         e) No provision of the Assignment shall be held to impose upon Lessor any obligations or liabilities not expressly provided for in the Lease.

         3. Notwithstanding any contrary provision of the Lease:

         (A) Paragraph No. 7 of the Agreement of Lease is hereby amended by adding with the following:

                                    INSURANCE

                  During the life of this Lease, from and after March 28, 1995, Lessee shall provide, pay for, and maintain with insurance companies satisfactory to the Lessor, the types of insurance described herein.

                  (a) Insurance Requirements. All insurance shall be from responsible insurance companies eligible to do business in the State of Florida. All Liability Policies shall provide that the Lessor is an Additional Insured as to the operations of Lessee under this Lease and shall also provide the Severability of Interest Provision. The insurance coverages and the limits required must be evidenced by properly executed Certificates of Insurance on forms which are to be furnished by the Lessor. The Certificate must be personally manually signed by the Authorized Representative of the insurance company shown in the Certificate with proof that he/she is an authorized representative thereof. In addition, certified, true and exact copies of all insurance policies required shall be provided the Lessor, on a timely basis, if requested by the Lessor. The required policies of insurance shall be performable in Hillsborough County, Florida, and shall be construed in accordance with the laws of the State of Florida.

                  Thirty (30) days prior written notice by registered or certified mail shall be given the Lessor of any cancellation, intent not to renew, or reduction in the policies' coverage amount in the application of the Aggregate Limits Provisions. In the event of a reduction in any Aggregate Limit, Lessee shall take immediate steps to have it reinstated to not less than the minimum amount specified in the Lease. If at any time the Lessor requests a written statement from the insurance company as to any impairments to the Aggregate Limit, Lessee shall promptly authorize and have delivered such statement to the Lessor. Lessee shall make up any impairment when known to it to the extent necessary to maintain the minimum Aggregate Limit specified above. Lessee authorizes the Lessor and its Insurance Consultant to confirm all information furnished the Lessor, as to its compliance with its Bond and Insurance Requirements, with Lessee's insurance agents, brokers, surety and insurance carriers. All insurance coverages of Lessee shall be primary to any insurance or self-insurance program carried by the Lessor for this Lease.

                  No occupancy of the Premises shall commence at the Premises unless and until the required Certificates of Insurance are in effect.

                  If any General Liability Insurance required herein is to be issued or renewed on a "claims made" form as opposed to the "occurrence" form, the retroactive date for coverage shall be no later than the date of the Assignment of the Lease. In addition, Lessee covenants that in the event of cancellation or non-renewal of any such policy, or if any such policy is replaced with a new policy that does not have an effective commencement date which is the same as the date of the Assignment, then Lessee shall obtain such coverage as shall be necessary for the discovery period for insurance claims (Tail Coverage) under such non-renewal or cancelled policy to be not less than the applicable Statutes of Limitations.

                  All of the required insurance coverages shall be issued as required and policies shall be endorsed, where necessary, to comply with the minimum requirements contained herein. Renewal Certificates of Insurance on the Lessor's form must be provided the Lessor ten (10) days prior to expiration of current coverages so that there shall be no interruption in Lessee's occupancy due to lack of proof of the insurance coverages required of Lessee in this Lease. Should at any time Lessee not provide or maintain the insurance coverages required in this Lease, the lessor may terminate or suspend this Lease.

                  The amounts and types of insurance shall conform to the following minimum requirements with the use of Insurance Service Office (ISO) policies, forms, and endorsements or broader where applicable. Notwithstanding the foregoing, the wording of all policies, forms and endorsements must be acceptable to the Lessor.

                  (b) Insurance Coverages and Limits.

                  (1) Commercial General Liability Insurance shall be maintained by Lessee. Coverage shall include but not be limited to Premises and Operations, Personal Injury, Contractual, Independent Contractors, Broad Form Property Damage including Completed Operations and Products & Completed Operations Coverages and shall not exclude coverage for the "X" (explosion), "C" (collapse) and "U" (underground) Property Damage Liability exposures.

                  Completed Operations Liability Coverage shall be maintained for a period of not less than two (2) years following termination of this Lease Agreement.

                  Limits of Coverage shall not be less than:

Bodily Injury & Property
Damage Liability                    $l,000,000.00     Combined Single Limit Each
                                                      Occurrence and Aggregate.
                                                      The General Aggregate
                                                      limit shall be separately
                                                      applicable to this
                                                      specific Lease.

Should Lessee's General Liability Insurance be written or renewed on the Comprehensive General Liability form, the limits of coverage required shall not be less than:

Bodily Injury Liability             $1,000,000.00     Limit Each Occurrence

Damage Liability                    $1,000,000.00     Limit Each Occurrence

                                       or

Bodily Injury & Property
Damage Liability                    $1,000,000.00     Combined Single Limit Each
                                                      Occurrence

                  (2) Automobile Liability Insurance shall be maintained by Lessee as to the ownership, maintenance, and use of all owned, non-owned, leased or hired vehicles to be used on the Premises with limits of not less than:

Bodily Injury Liability             $1,000,000.00     Limit Each Person
                                    $1,000,000.00     Limit Each Accident


Property Damage
Liability                           $1,000,000.00     Limit Each Accident

                                       or

Bodily Injury & Property
Damage Liability                    $1,000,000.00     Combined Single Limit Each
                                                      Accident

                  (3) Umbrella Liability Insurance shall be maintained by Lessee with a limit of not less than $3,000,000.00 each occurrence and aggregate. The limits of Primary Liability Insurance for the General Liability, Automobile Liability and Employers' Liability Insurance Coverages required in this section shall be not less than:

Bodily Injury, Personal
Insurance and Property
Damage Liability                    $1,000,000.00     Combined Single Limit and
                                                      Aggregate Limit,
                                                      where applicable

         (B) Lessee and not BCI expressly assumes, and agrees to be responsible to Lessor for, the covenants of, and the indemnifications of Lessor by, Lessee under the provisions of the "Environmental Addendum to Lease" attached hereto and made a part hereof as Exhibit "B". The environmental provisions starting at line 4, page 4 of Amendment No. 4 to Agreement of Lease and continuing through line 28, page 5 of Amendment No. 4 to Lease are hereby stricken and replaced with the provisions set forth in Exhibit "B".

         4. The undersigned Lessee and BCI, respectively, covenant and agree to be bound by the terms of this Consent.

         5. Lessee hereby attorns to Lessor and agrees to keep and perform all the covenants and obligations of Lessee under the Lease, and the "Environmental Addendum to Lease" attached hereto, as so assigned effective as of the date hereof.

         6. Lessee represents and covenants that it will only conduct business on the Premises under the name of Martin Gas Sales, Inc., a Texas corporation, and will not conduct business on the Premises under any other name or permit any other person or entity to conduct business from or on the Premises without the prior written consent of the Lessor, provided that duly authorized customers of Lessee shall be entitled to conduct business on the Premises to the extent as part of an operator/customer relationship established in the ordinary course of business. Lessee agrees that with respect to entities other than Lessee which are controlled by Lessee, or which are under common control with the Lessee, it shall be responsible for and pay to the Lessor any charges, commissions, assessments, wharfage or dockage fees resulting from any transactions by such person or entity which arise from the use or occupation of the Premises and which would be assessable if the entity was a Lessee.

         7. This Consent shall be effective only after the execution of the Acknowledgement, below, by all of the designated parties, and the delivery of an original (or original counterparts) hereof executed by Martin Gas Sales, Inc. and Boliden Chemicals, Inc. to the Lessor.

         8. Notwithstanding any provision of this instrument or the Lease to the contrary, from the effective date of the assignment of the Lease by Boliden Chemicals, Inc. to Martin

Gas Sales, Inc. (the "Effective Date of the Assignment") and through the remaining term of the Lease:

         (a) The Leased Premises may be used for the storage, handling, terminalling and related functions of petroleum products, sulphuric acid, molten sulphur, asphalt and derivatives thereof.

         (b) Upon the occurrence of any breach and/or default by Lessee under the Lease, the Lessor shall promptly notify AmSouth Bank of Florida ("AmSouth") in writing at 469 23rd Street, Panama City, Florida 32405, Attention: Robert S. Vanlandingham, telephone: (904) 747-4501, fax: (904) 747-4675. Following receipt of such notice, AmSouth shall have thirty (30) days to cure any such breach or default, and the Lessor hereby agrees that it shall not exercise any available remedies, under the Lease or otherwise, until the expiration of such thirty (30) days period.

         (c) Martin Gas Sales, Inc. shall have no liability or obligation to the Lessor under the Lease or otherwise with respect to the failure by any such prior lessee to make any payments to the Lessor under the Lease or otherwise.

                                    TAMPA PORT AUTHORITY

                                    By: /s/ JOSEPH L. VALENTI
                                       -----------------------------------------
                                    Name: Joseph L. Valenti
                                    Title: Port Director

                                    Date: March 30, 1995
                                          --------------------------------------

Acknowledgement

         The foregoing Consent to Assignment and Attornment Agreement by TAMPA PORT AUTHORITY is hereby accepted and approved, and the undersigned hereby acknowledge that complete copies of the instruments comprising the Lease, as defined above, have been delivered to Martin Gas Sales, Inc.

                                    MARTIN GAS SALES, INC.,
                                    a Texas corporation

                                    By: /s/ RUBEN S. MARTIN III
                                       -----------------------------------------
                                    Name: Ruben S. Martin III
                                    Title: President

                                    Date: 3/30/95
                                         ---------------------------------------

                                    BOLIDEN CHEMICALS, INC.,
                                    a Delaware corporation

                                    By: /s/ WILLIAM F. MASON
                                       -----------------------------------------
                                    Name: William F. Mason
                                         ---------------------------------------
                                    Title: President
                                          --------------------------------------

                                    Date: March 30, 1995
                                         ---------------------------------------

                                  EXHIBIT "A"

Assignment and Assumption Agreement between Boliden Chemicals, Inc. and Martin Gas Sales, Inc., dated March 28, 1995.

                                   EXHIBIT "B"

                         ENVIRONMENTAL ADDENDUM TO LEASE

         This Addendum is effective from and after March 28, 1995 and applies exclusively to Martin Gas Sales, Inc. and not to Boliden Chemicals, Inc.

                  (a) Definitions for Environmental Provisions. The following terms, as used in the environmental provisions of this Lease Agreement, shall have the meanings indicated:

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 USC Sections 9601, et seq.), as amended from time to time, including without limitation, the Superfund Amendments and Reauthorization Act of 1986 ("SARA").

                  "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System, or any other information system, established pursuant to CERCLA.

                  "Environmental Law" means any applicable federal, state or local law, statute, code, ordinance, or common law, whether now in existence or established, enacted or amended during the term of this Lease Agreement, relating to pollution, protection of the environment, health, industrial hygiene, Hazardous Substances (including, without limitation, the manufacture, generation, distribution, use, treatment, storage, disposal, transport or handling thereof), including but not limited to CERCLA, SARA, RCRA, the Florida Resource Recovery and Management Act (Florida Statutes Sections 403.701, et seq.), and the Pollutant Spill Prevention and Control Act (Florida Statutes Sections
         376.011 through 376.17 and 376.19 through 376.21)

                  "Environmental Regulation" means any applicable regulation or rule promulgated by any Environmental Regulator.

                  "Environmental Regulator" means any federal, state or local governmental or quasi-governmental unit, body or agency which is charged with regulating the environment or Hazardous Substances, or which is charged with enforcing any Environmental Law or Environmental Regulation, including, without limitation, the U.S. Environmental Protection Agency ("EPA"), or the Florida Department of Environmental Protection ("FDEP").

                  "Hazardous Substance" means asbestos, polychlorinated biphenyls, petroleum products and distillates, and any other substances, materials and wastes which are or become regulated or controlled by any Environmental Law or Environmental Regulation applicable at any time to the use by Lessee, its agents or invitees of the Leased Premises during the term of this Lease Agreement, including, without limitation, those within the definition of "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," "solid waste," "pollutants," "contaminants," or "nuclear or byproduct material" in any such Environmental Law or Environmental Regulation.

                  "National Priorities List" means the National Priorities List established pursuant to CERCLA or any other list identifying hazardous or toxic waste sites maintained or controlled by any Environmental Regulator.

                  "RCRA" means the Resource Conservation and Recovery Act of 1976 (42 USC Sections 6901, et seq.), as amended from time to time.

                  (b) Environmental Covenants of Lessee. Lessee covenants and warrants, as applicable, that at all times during the term of this Lease
Agreement:

                           (1) The Leased Premises shall not be used by Lessee, its agents or invitees for the storage or generation of any Hazardous Substance in violation of any Environmental Law, Environmental Regulation, order of an Environmental Regulator.

                           (2) No Hazardous Substance will be released or disposed of on the Leased Premises by Lessee, its agents or invitees in violation of any Environmental Law, Environmental Regulation, order of an Environmental Regulator.

                           (3) Lessee and its agents and invitees shall comply with all permits and/or licenses issued by Environmental Regulators with respect to the conduct by Lessee, its agents or invitees of operations governed by this Lease Agreement.

                           (4) If Lessee shall receive any notice regarding the Leased Premises from any Environmental Regulator of any violation or suspected violation of any Environmental Law or Environmental Regulation, or relating to any clean-up, remediation or other response action or threat thereof, then Lessee shall notify the Lessor within 24 hours thereof, and of all subsequent developments related thereto.

                           (5) To the best of Lessee's knowledge, no properties owned, operated or controlled by Lessee are listed on the National Priorities List or with CERCLIS, and, except for certain properties of Lessee not related to the Premises, no Environmental Regulator or any third party has demanded any right of recovery, nor brought or threatened to bring any action, cause of action, suit or proceeding against Lessee seeking recovery for payment or reimbursement for clean-up costs, damages or other costs incurred under or pursuant to any Environmental Law or Environmental Regulation.

                  (c) Covenant Not To Store Hazardous Substances In Violation of Law. Lessee, for itself, its agents and invitees, covenants and agrees not to use the Leased Premises, at any time, for:

                           (1) the storage, generation, release or disposal of any Hazardous Substance in violation of any Environmental Law or Environmental Regulation, any order of an Environmental Regulator, or any permit issued by an Environmental Regulator;

                           (2) any purpose that would give rise to a clean-up, remediation or other response action; to the imposition of any fine, penalty, assessment, cost, forfeiture or imposition for violation of an Environmental Law or Environmental Regulation; or to a claim, claim of lien or lien (whether against the Leased Premises, the Lessor or the Lessor's properties) for response costs, damages or other costs pursuant to any Environmental Law or Environmental Regulation; or,

                           (3) any purpose that would cause the Leased Premises to be listed on the National Priorities List or with CERCLIS.

                           In furtherance of the foregoing, Lessee also agrees
that it will not use, operate or maintain any other properties it owns, operates or controls in a manner which would give rise to a claim, claim of lien or lien against the Lessor, the Leased Premises, or Lessee's interests under this Lease Agreement under any Environmental Law or Environmental Regulation.

                           The Lessor may, upon reasonable grounds for
insecurity, request in writing, assurances, in reasonable form and content, concerning the environmental covenants and warranties made by Lessee in this Lease Agreement. The Lessor shall state in its request for assurances the specific grounds for insecurity with respect to the environmental covenants and warranties of this Lease Agreement. The Lessor may obtain such assurances, at the Lessor's option, from a duly authorized agent of Lessee.

                  (d) Release of Hazardous Materials; Claim. Lessee agrees to notify the Lessor within 24 hours of an occurrence or any release or disposal of any Hazardous Substance of any kind in, on, about or under the Leased Premises regardless of the source or other circumstances thereof to the extent any such release or disposal is required to be reported under Environmental Law or Environmental Regulation.

                           Further, Lessee shall, within 24 hours, notify the
Lessor in writing of the receipt of any notice, order, correspondence or communication that:

                           (1) a permit is required from any Environmental Regulator for the use or operation by Lessee, its agents or invitees upon the Leased Premises;

                           (2) a summons, citation; order directing compliance or inquiry has been or is being issued or made by any Environmental Regulator with respect to the Leased Premises;

                           (3) any Environmental Regulator or third party has demanded or asserted any right of recovery for payment or reimbursement, or any claim, claim of lien or lien against the Leased Premises for clean-up costs, damages, or other costs incurred, under or pursuant to any Environmental Law, Environmental Regulation, or the common law;

                           (4) the Leased Premises are or will be listed on the National Priorities List or with CERCLIS;

                           (5) any fine, penalty, assessment, cost, forfeiture or imposition has been, or will be or is sought to be imposed against Lessee, its agents or invitees, or the Lessor, for violation or asserted violation by Lessee, its agents or invitees of any Environmental Law, Environmental Regulation, any order of an Environmental Regulator or any permit issued by an Environmental Regulator with respect to the Leased Premises; or,

                           (6) any clean-up, remediation or other response action pursuant to any Environmental Law or Environmental Regulation has been, is being, or will be, commenced by any Environmental Regulator or third party with regard to (1) the Leased Premises or (2) any other properties owned, operated or controlled by Lessee which would give rise to a claim, claim of lien or lien against the Leased Premises.

                  (e) Clean-up Plan. In the event of any determination that, through actions by or attributable in any manner to Lessee, its agents or invitees, any Hazardous Substance has been stored, generated, located, released or disposed of in, on, about or under the Leased Premises in violation of any Environmental Law, Environmental Regulation, order of an Environmental Regulator, or any permit issued by an Environmental Regulator with respect to the Leased Premises, Lessee shall so notify the Lessor within 24 hours.

                           Further, in each such instance, Lessee shall, at
Lessee's sole cost and expense, within 24 hours notify and keep the Lessor fully informed of response actions proposed or necessary for clean-up or remediation, the details of plans and specifications therefor, and all developments related thereto with respect to the Leased Premises. As soon as reasonably possible, after obtaining all necessary approvals, permits and/or licenses of all appropriate governmental or quasi-governmental units, bodies or agencies, including without limitation Environmental Regulators, Lessee shall diligently prosecute the accomplishment of the response actions contemplated herein with respect to the Leased Premises, at Lessee's sole cost and expense.

                  (f) Continuing Nature. The environmental provisions of this Lease Agreement shall survive the termination of the Lease Agreement, such provisions to continue in full force and effect so long as the possibility of any environmental liability, claim, obligations, or leases of the Lessor with respect to the Leased Premises, attributable to Lessee, its agents or invitees, shall exist. However, Lessee may limit its liability and obligations under the environmental provisions of this Lease by obtaining environmental audits of the Leased Premises before the effective date of the Assignment and after the Termination of the Lease Term, at Lessee's sole expense, prepared by environmental consultants acceptable to the Lessor (which acceptable consultants shall include Ash Environmental Engineering, Inc., St. Petersburg, Florida), to determine if Lessee has caused any Hazardous Substances to be released or disposed of in, on, about, or under the Leased Premises in violation of any Environmental Law, Environmental Regulation, order of an Environmental Regulator, or any permit issued by an Environmental Regulator. Lessee shall provide copies of all such environmental audits to the Lessor. In the event that the environmental audits substantiate that Lessee has not caused any Hazardous Substances to be released or disposed of in, on, about, or under the Leased Premises in violation of any Environmental Law, Environmental Regulation, order of an Environmental Regulator, or any permit issued by an Environmental Regulator, then Lessee's obligations under the environmental provisions of this Lease shall cease.

                  (g) Radon Gas. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit. Each party hereto disclaims any liability for any health risks incurred by the other, its employees, and/or its invitees as a result of, or claimed to be a result of, radon at the Leased Premises.

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


         This Agreement made this 28th day of March, 1995, by and between Boliden Chemicals, Inc. ("BCI") and Martin Gas Sales, Inc. ("Martin").

                                   WITNESSETH:

         WHEREAS, Port Sutton, Inc. and Eastern Seaboard Petroleum Company previously entered into an Agreement of Lease dated December 16, 1976 (the "Lease", including all amendments to date) which Lease was amended by the parties on May 21, 1980, and October 10, 1980; and

         WHEREAS, Eastern Seaboard Petroleum Company assigned the Lease to Steuart Petroleum Company on August 14, 1984 which Lease was amended by the parties on August 15, 1984; and

         WHEREAS, Port Sutton assigned the said Lease on September 21, 1984 to Tampa Port Authority ("TPA"); and

         WHEREAS, the TPA and Steuart Petroleum Company amended said Lease on July 13, 1987, and December 5, 1988, and

         WHEREAS, Steuart Petroleum assigned the Lease to BCI on February 16, 1989; and

         WHEREAS, TPA and BCI amended said Lease on February 16, 1989; and

         WHEREAS, TPA and BCI amended said Lease on May 13, 1992; and

         WHEREAS, BCI and Martin, contemporaneously with the execution of this Agreement, have executed an Asset Purchase and Sale Agreement whereunder BCI conveys to Martin BCI's Tampa Terminal assets and a commitment to assign the Lease to Martin; and

         WHEREAS, this document evidences BCI's willingness to assign its rights in the Lease to Martin and Martin's willingness to agree to and accept such assignment.

         NOW, THEREFORE, the parties hereto, in consideration of the covenants, terms and conditions contained herein, and the sum of One Dollar ($1.00), receipt of which is herewith acknowledged by each party, hereby covenant and agree as follows:

         1. BCI herewith assigns and transfers to Martin all of its right, title and interest in the Lease and Martin accepts such assignment and transfer.

         2. BCI and Martin acknowledge that the consent of the Lessor under the Lease to this Assignment and Assumption Agreement is a pre-condition to the effectiveness of this Agreement and each agrees to timely execute a consent with said Lessor in form reasonably acceptable to each party and its respective counsel.

         3. Martin agrees to assume all responsibilities as Lessee under the Lease and to hold harmless and indemnify BCI, its directors, officers and stockholders, from and against any liability arising under the Lease except any such liability expressly retained by BCI under the terms of the Asset Purchase and Sale Agreement above referenced and except any such liability expressly undertaken or retained by BCI under the terms of the Consent to Assignment and Attornment Agreement, dated ____________, 1995, by and between BCI, Martin and the Tampa Port Authority.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives the day and year first above written.


BOLIDEN CHEMICALS, INC.                     MARTIN GAS SALES, INC.


/s/ WILLIAM F. MASON                        /s/ RUBEN S. MARTIN, III
----------------------------------          ----------------------------------
By: William F. Mason                        By: Ruben S. Martin, III
Its: President                              Its: President

                     AMENDMENT NO. 7 TO AGREEMENT OF LEASE


         This Amendment No. 7 to Agreement of Lease made and entered into this 13th day of May, 1992, by and between the TAMPA PORT AUTHORITY, a body politic and corporate organized and existing under the laws of the State of Florida, hereinafter referred to as "Lessor", and BOLIDEN CHEMICALS INC., hereinafter referred to as "Lessee".

                                   WITNESSETH:

         WHEREAS, Port Sutton, Inc. and Eastern Seaboard Petroleum Company previously entered into an Agreement of Lease dated December 16, 1976 which was amended by the parties on May 21, 1980, and October 10, 1980; and

         WHEREAS, Eastern Seaboard Petroleum Company assigned its Lease to Steuart Petroleum Company on August 14, 1984 which Lease was amended by the parties on August 15, 1984; and

         WHEREAS, Port Sutton assigned the said Lease on September 21, 1984 to Lessor; and

         WHEREAS, the Lessor and Steuart Petroleum Company amended said Agreement of Lease on July 13, 1987, and December 5, 1988, and

         WHEREAS, Steuart Petroleum Company assigned its Lease to Lessee on February 16, 1989; and

         WHEREAS, the Lessor and the Lessee amended said Lease on 16 February 1989; and

         WHEREAS, the parties desire to further amend such Agreement of Lease.

         NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein and the sum of One Dollar ($1.00) each to the other in hand paid, hereby covenant and agree as follows:

         1. Term of this Lease shall be extended for seven (7) years, commencing December 16, 1989 and ending December 15, 1996.

         2. This Lease, Article 3, Paragraph 1 (a)(i) of the First Amendment and
Article 2 of the Fifth Amendment to Agreement of Lease, is amended to provide that the bare land rental rate shall be increased to $66,948.00 annually, to be paid monthly in advance at a rate of $5,579.00.

         3. This Lease, Article 3, Paragraph 1 (a)(ii) subparagraphs A and B of the First Amendment to Agreement of Lease and Article 2 of the Second Amendment to Agreement of Lease, and Article 3 of the Fifth Amendment to Agreement of Lease, and Article 2 of the Sixth Amendment to the Agreement of Lease, is amended to provide that the wharfage guarantee on inbound movements of petroleum and sulphuric acid products shall be increased to $66,948.00 annually, and the wharfage guarantee on outbound movements of petroleum and sulphuric acid products shall be increased to $14,784.00 annually.

         The wharfage rate for petroleum and sulphur acid products shall be at the rates established by Tampa Port Authority Tariff No. 11 and any revisions thereto, and shall apply toward the minimum wharfage guarantee.

         During any lease year, once Lessee has reached its outbound wharfage guarantee limit the applicable outbound wharfage rate shall be reduced to fifty
(50) percent of the tariff rate for the remaining portion of the lease year.

         4. This Lease, Article 3, Paragraph 2 (b) of the First Amendment of Lease and Article 3 of the Second Amendment to Agreement and Article 4 of the Fifth Amendment to Agreement, is amended as follows:

                  a. the minimum charge (in lieu of dockage charge) relative to the Vessel Mooring System (VMS) shall be increased to $26,088.00 annually, to be paid monthly in advance at a rate of $2,174.00.

                  b. In lieu of dockage charge shall be suspended, effective 1 June 1990, and shall be reinstated at the above rate on the first day of the month after Lessor places VMS is service and as more particularly provided for in Article 6 of this Amendment.

         5. Paragraph 23 of the Agreement of Lease as deleted and replaced by
Article 5 of the First Amendment to Agreement of Lease and Article 5 of the Fifth Amendment to the Agreement, is hereby amended in its entirety to read as follows:

                  23. Lessee shall have one successive option to renew and extend this Lease, as amended. The renewal shall be for a period of ten (10) years beginning December 16, 1996. Each such option shall be exercised by Lessee by giving written notice to the Lessor no less than ninety (90) days prior to the expiration of the term then in effect. If Lessee does exercise the ten (10) year option period, the rental rate, the inbound and outbound wharfage guarantees and the minimum charge relative to the Vessel Mooring System shall be increased effective upon commencement of said ten (10) year option period to an amount calculated by multiplying the base amount of the charge (as stated in this Amendment) for which the adjustment is being calculated by a fraction whose numerator is The Consumer Price Index, U.S. City Average All Items (Base Year 1967) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the third month prior to the expiration of the term then in effect, and whose denominator shall be said Consumer Price Index, U.S. City Average All Items for the third month prior to the commencement of this Amendment.

                  Should the Bureau of Labor Statistics change the manner of computing the Consumer Price Index, the Bureau shall be requested to furnish a conversion factor designated to adjust the new index to the one previously in use, and adjustment to the new index will be made on the basis of such conversion factor. Should the publication of the Consumer Price Index be discontinued by the Bureau of Labor Statistics, then such other index as may be published by said Bureau most nearly approaching said discontinued index shall be used in making the adjustment herein provided. No additional option fee shall be payable by Lessee with respect to the successive ten (10) year option period.

         6. The Lessor will relocate the existing VMS now sited immediately west of Berth 24 to an area east of Berth 24, and it is herein agreed that:

                  a. The Lessor will relocate the VMS at its sole expense, excepting that Lessee shall be responsible for the relocation of any pipelines at its own expense.

                  b. The "in lieu of dockage charge" shall be suspended until the relocation of the VMS has been completed and will be reinstated as provided for in Article 4
                           (b) of this Lease Amendment.

                  c. The Lessor, at its sole discretion, will determine the date the VMS will be considered operational and when charges to the Lessee for the use of the VMS will be reinstated, and will be independent of the Lessee's relocation of its pipelines.

                  d. When the VMS is operational at the site east of Berth 24, the Lessee's berthing limits shall be the western boundary limit of Berth 24, which is the western boundary of the Lessee's lease area, and the eastern boundary of the Lessee's lease area, with both boundaries extended into the Port Sutton Terminal Channel.

                  e. During that period of time pending the completion of the relocation of the VMS, Lessee shall have the right to use Berth 24, for its tugs and bunkering barges, free of charges. Such use is on an as-available basis, subject to operational activities by revenue-producing vessels of said Lessee or other tenants of the Lessor.

                  f. During the relocation of the VMS to a site east of Berth 24, Lessor agrees, in order to provide clearance for vessels using Berth 24 and to the extent that public berths are not available and there is no expense to the Lessor, Lessee may tie its bunkering barges to other Lessor facilities without charge.

         7. The Lessor and Lessee have agreed to cooperate on a project to extend the existing rail service along the right-of-way north of Pendola Point Road and along the southern boundary of the leased premises with a spur track onto the leased premises (Exhibit A). The project shall be completed under the following terms and conditions:

                  a. All construction plans will be coordinated with the Authority's Engineering Department.

                  b. Lessee shall be the contracting party with the railroad (CSX) for all proposed improvement.

                  c. Lessee will assume responsibility for all costs associated with the construction of approximately 1,300 lineal feet of lead track, spur track, switches, crossings and other common track facilities.

                  d. Lessor's participation in cost sharing shall be limited to a maximum of $50,000.00 or 50% of the cost of the lead track facilities, whichever is the lesser. Payment to be made after all track and associated facilities are in place and certified by the railroad (CSX) and upon receipt of appropriate invoices.

                  e. Responsibility for maintenance of the spur track and associated equipment and facilities shall be stated in a separate agreement between the Lessor and Lessee.

                  f. The extended lead track shall become the property of the Lessor with the Lessor responsible for the maintenance of the track.

         8. Except as herein expressly amended, all other terms and conditions of the Agreement of Lease, as previously amended, shall remain the same.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers the day and year first above written.


Signed, sealed and delivered                TAMPA PORT AUTHORITY
in the presence of:

/s/ MYRNA M. GARNER                         /s/ JOSEPH L. VALENTI       (Seal)
----------------------------------          ----------------------------------
/s/ SUSAN PERDONO                           By: Joseph L. Valenti
----------------------------------          Its: Port Director

Signed, sealed and delivered                BOLIDEN CHEMICALS INC.
in the presence of:

/s/ [ILLEGIBLE]                             /s/ MICHAEL J. AMATO (Seal)
----------------------------------          ----------------------------------
/s/ [ILLEGIBLE]                             By: Michael J. Amato
----------------------------------          Its: Secretary

                                    EXHIBIT A

                      AMENDMENT NO. 6 TO AGREEMENT OF LEASE

         This Amendment No. 6 to Agreement of Lease made and entered into this 16th day of this 16th day of February, 1989, by and between the TAMPA PORT AUTHORITY; a body politic and corporate organized and existing under the laws of the State of Florida, hereinafter referred to as "Lessor", and BOLIDEN CHEMICALS INC., hereinafter referred to as "Lessee".

                                   WITNESSETH:

         WHEREAS, Port Sutton, Inc. and Eastern Seaboard Petroleum Company previously entered into an Agreement of Lease dated December 16, 1976 which was amended by the parties on May 21, 1980, and October 10, 1980; and

         WHEREAS, Eastern Seaboard Petroleum Company assigned its Lease to Steuart Petroleum Company an August 14, 1984 which Lease was amended by the parties on August 15, 1984; and

         WHEREAS, Port Sutton assigned the said Lease on September 21, 1984 to Lessor; and

         WHEREAS, the Lessor and Steuart Petroleum Company amended said agreement of Lease on July 13, 1987, and December 5, 1988, and

         WHEREAS, Steuart Petroleum Company assigned its Lease to Lessee on February 16, 1989; and

         WHEREAS, the parties desire to further amend such Agreement of Lease.

         NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein and the sum of One Dollar ($1.00) each to the other in hand paid, hereby covenant and agree as follows:

         1. This Lease, Article 3, is amended to provide that sulfuric acid products shall be a permitted commodity to be stored and handled on the leased premises; provided, however, the Lessee shall use its best efforts to insure the continuation of throughput/storage of bunker fuels on the lease premises in order to continue that service as a function of the marine terminal located on the lease premises.

         2. This Lease, Article 3, Paragraph 1 (a)(ii) subparagraphs A and B of the First Amendment to Agreement of Lease, Article 2 of the Second Amendment to Agreement of Lease, and Article 3 of the Fifth Amendment to Agreement of Lease, is amended to provide that the wharfage rate for sulfuric acid products either inbound or outbound shall be at rates established by Tampa Port Authority Tariff No. 10 and any revisions thereto, and movement of sulfuric acid products shall apply toward the minimum wharfage guarantee for movement of petroleum products.

         3. Except as herein expressly amended, all other terms and conditions of the Agreement of Lease, as previously amended, shall remain the same.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers the day and year first above written.

WITNESSES:                                TAMPA PORT AUTHORITY

/s/ KELLY M JACKSON                       /s/ EMMETT C. LEE, JR.
----------------------------------        ------------------------------------
/s/ SUSAN PERDOMO                         By: Emmett C. Lee, Jr.
----------------------------------        Its: Port Director

WITNESSES:                                BOLIDEN CHEMICALS INC.

/s/ [ILLEGIBLE]                           /s/ MICHAEL J. AMATO
----------------------------------        ------------------------------------
/s/ [ILLEGIBLE]                           By: Michael J. Amato
----------------------------------        Its: Secretary

                      AMENDMENT NO. 5 TO AGREEMENT OF LEASE

         This Amendment No. 5 to Agreement of Lease made and entered into this 5th day of December, 1988, by and between the TAMPA PORT AUTHORITY, a body politic and corporate organized and existing under the laws of the State of Florida, hereinafter referred to as "Lessor", and STEUART PETROLEUM COMPANY, hereinafter referred to as "Lessee".

                                   WITNESSETH:

         WHEREAS, Port Sutton, Inc. and Eastern Seaboard Petroleum Company previously entered into an Agreement of Lease dated December 16, 1976 which was amended by the parties on May 21, 1980, and October 10, 1980; and

         WHEREAS, Eastern Seaboard Petroleum Company assigned its Lease to Lessee on August 14, 1984 which Lease was amended by the parties on August 15, 1984; and

         WHEREAS, Port Sutton assigned the said Lease on September 21, 1984 to Lessor; and

         WHEREAS, the parties amended said Agreement of Lease on July 13, 1987; and

         WHEREAS, the parties desire to further amend such Agreement of Lease.

         NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein and the sum of One Dollar ($1.00) each to the other in hand paid, hereby covenant and agree as follows:

         1. Term of this Lease shall be extended for one (1) year commencing December 16, 1988 and ending December 15, 1989.

         2. This Lease, Article 3, Paragraph 1 (a)(i) of the First Amendment to Agreement of Lease, is amended to provide that the bare land rental rate shall be increased to $64,140.00 annually, to be paid monthly in advance at a rate of $5,345.00.

         3. This Lease, Article 3, Paragraph 1 (a)(ii) subparagraphs A and B of the First Amendment to Agreement of Lease and Article 2 of the Second Amendment to Agreement of Lease, is amended to provide that the wharfage guarantee on inbound movements of petroleum products shall be increased to $64,140.00 annually, and the wharfage guarantee on outbound movements of petroleum products shall be increased to $14,153.00 annually.



APPROVED AS TO FORM AND LEGALITY,

/s/ CAROLE A TAYLOR
-------------------
LEGAL DEPARTMENT

         4. This Lease, Article 3, Paragraph 2 (b) of the First Amendment of Lease and Article 3 of the Second Amendment to Agreement, is amended to provide that the minimum charge relative to the Vessel Mooring System shall be increased to $24,984.00 annually, to be paid monthly in advance at a rate of $2,982.00.

         5. Paragraph 23 of the Agreement of Lease as deleted and replaced by
Article 5 of the First Amendment to Agreement of Lease is hereby amended in its entirety to read as follows:

         23. Lessee shall have two successive options to renew and extend this Lease, as amended. The first renewal shall be for a period of seven (7) years beginning December 16, 1989, and the second renewal shall be for a period of ten (10) years beginning December 16, 1996. Each such option shall be exercised by Lessee by giving written notice to the Lessor no less than ninety (90) days prior to the expiration of the term then in effect. If Lessee does not exercise the seven (7) year option to renew, Lessee shall pay to the Lessor an amount of $167,417.00 as an option fee within 30 days of expiration of the term as herein extended. If Lessee does exercise the seven (7) year option period, the rental rate, the inbound and outbound wharfage guarantees and the minimum charge relative to the Vessel Mooring System shall be increased effective upon commencement of said seven (7) year option period (and, if exercised, increased again effective at the commencement of the successive ten (10) year option period) to an amount calculated by multiplying the base amount of the charge (as stated in this Amendment) for which the adjustment is being calculated by a fraction whose numerator is The Consumer Price Index, U.S. City Average All Items (Base Year 1967) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the third month prior to the expiration of the term then in effect, and whose denominator shall be said Consumer Price Index, U.S. City Average All Items for the third month prior to the commencement of this Amendment.

         Should the Bureau of Labor Statistics change the manner of computing the Consumer Price Index, the Bureau shall be requested to furnish a conversion factor designated to adjust the new index to the one previously in use, and adjustment to the new index will be made on the basis of such conversion factor. Should the publication of the Consumer Price Index be discontinued by the Bureau of Labor Statistics, then such other index as may be published by said Bureau most nearly approaching said discontinued index shall be used in making the adjustment herein provided. No additional option fee shall be payable by Lessee with respect to the successive ten (10) year option period.

         6. Except as herein expressly amended, all other terms and conditions of the Agreement of Lease, as previously amended, shall remain the same.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers the day and year first above written.

Signed, sealed and delivered                TAMPA PORT AUTHORITY
in the presence of:

/s/ KELLY M. JACKSON                        /s/ EMMETT C. LEE, JR.      [Seal]
----------------------------------          ----------------------------
/s/ SUSAN PERDOMO                           By: Emmett C. Lee, Jr.
----------------------------------          Its: Port Director

Signed, sealed and delivered                STEUART PETROLEUM COMPANY
in the presence of:

/s/ CAROLYN GIVENS                          /s/ JOHN W. CONNOLLY, JR.   [Seal]
----------------------------------          ----------------------------
/s/ KEVIN R. PURCELL                        By: John W. Connolly, Jr.
----------------------------------          Its: Senior Vice President

                      AMENDMENT NO. 5 TO AGREEMENT OF LEASE

         This Amendment No. 5 to Agreement of Lease made and entered into this 5th day of December, 1988, by and between the TAMPA PORT AUTHORITY, a body politic and corporate organized and existing under the laws of the State of Florida, hereinafter referred to as "Lessor", and STEUART PETROLEUM COMPANY, hereinafter referred to as "Lessee".

                                   WITNESSETH:

         WHEREAS, Port Sutton, Inc. and Eastern Seaboard Petroleum Company previously entered into an Agreement of Lease dated December 16, 1976 which was amended by the parties on May 21, 1980, and October 10, 1980; and

         WHEREAS, Eastern Seaboard Petroleum Company assigned its Lease to Lessee on August 14, 1984 which Lease was amended by the parties on August 15, 1984; and

         WHEREAS, Port Sutton assigned the said Lease on September 21, 1984 to Lessor; and

         WHEREAS, the parties amended said Agreement of Lease on July 13, 1987; and

         WHEREAS, the parties desire to further amend such Agreement of Lease.

         NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein and the sum of One Dollar ($1.00) each to the other in hand paid, hereby covenant and agree as follows:

         1. Term of this Lease shall be extended for one (1) year commencing December 16, 1988 and ending December 15, 1989.

         2. This Lease, Article 3, Paragraph 1 (a)(1) of the First Amendment to Agreement of Lease, is amended to provide that the bare land rental rate shall be increased to $64,140.00 annually, to be paid monthly in advance at a rate of $5,345.00.

         3. This Lease, Article 3, Paragraph 1 (a)(ii) subparagraphs A and B of the First Amendment to Agreement of Lease and Article 2 of the Second Amendment to Agreement of Lease, is amended to provide that the wharfage guarantee on inbound movements of petroleum products shall be increased to $64,140.00 annually, and the wharfage guarantee on outbound movements of petroleum products shall be increased to $14,153.00 annually.



APPROVED AS TO FORM AND LEGALITY.

/s/ CAROLE A. TAYLOR
--------------------
LEGAL DEPARTMENT

         4. This Lease, Article 3, Paragraph 2 (b) of the First Amendment of Lease and Article 3 of the Second Amendment to Agreement, is amended to provide that the minimum charge relative to the Vessel Mooring System shall be increased to $24,984.00 annually, to be paid monthly in advance at a rate of $2,982.00.

         5. Paragraph 23 of the Agreement of Lease as deleted and replaced by
Article 5 of the First Amendment to Agreement of Lease is hereby amended in its entirety to read as follows:

         23. Lessee shall have two successive options to renew and extend this Lease, as amended. The first renewal shall be for a period of seven (7) years beginning December 16, 1989, and the second renewal shall be for a period of ten (10) years beginning December 16, 1996. Each such option shall be exercised by Lessee by giving written notice to the Lessor no less than ninety (90) days prior to the expiration of the term then in effect. If Lessee does not exercise the seven (7) year option to renew, Lessee shall pay to the Lessor an amount of $167,417.00 as an option fee within 30 days of expiration of the term as herein extended. If Lessee does exercise the seven (7) year option period, the rental rate, the inbound and outbound wharfage guarantees and the minimum charge relative to the Vessel Mooring System shall be increased effective upon commencement of said seven (7) year option period (and, if exercised, increased again effective at the commencement of the successive ten (10) year option period) to an amount calculated by multiplying the base amount of the charge (as stated in this Amendment) for which the adjustment is being calculated by a fraction whose numerator is The Consumer Price Index, U.S. City Average All Items (Base Year 1967) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the third month prior to the expiration of the term then in effect, and whose denominator shall be said Consumer Price Index, U.S. City Average All Items for the third month prior to the commencement of this Amendment.

         Should the Bureau of Labor Statistics change the manner of computing the Consumer Price Index, the Bureau shall be requested to furnish a conversion factor designated to adjust the new index to the one previously in use, and adjustment to the new index will be made on the basis of such conversion factor. Should the publication of the Consumer Price Index be discontinued by the Bureau of Labor Statistics, then such other index as may be published by said Bureau most nearly approaching said discontinued index shall be used in making the adjustment herein provided. No additional option fee shall be payable by Lessee with respect to the successive ten (10) year option period.

         6. Except as herein expressly amended, all other terms and conditions of the Agreement of Lease, as previously amended, shall remain the same.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers the day and year first above written.

Signed, sealed and delivered                TAMPA PORT AUTHORITY
in the presence of:

/s/ KELLY M. JACKSON                        /s/ EMMETT C. LEE, JR.        [Seal]
----------------------------------          ------------------------------
/s/ SUSAN PERDOMO                           By: Emmett C. Lee, Jr.
----------------------------------          Its: Port Director

Signed, sealed and delivered                STEUART PETROLEUM COMPANY
in the presence of:

/s/ CAROLYN GIVENS                          /s/ JOHN W. CONNOLLY, JR.     [Seal]
----------------------------------          ------------------------------
/s/ KEVIN R. PURCELL                        By: John W. Connolly, Jr.
----------------------------------          Its: Senior Vice President

                              SETTLEMENT AGREEMENT

         This Settlement Agreement dated this 31st day of August, 1988 by and between the Tampa Port Authority, a body corporate and politic organized and existing under the laws of the State of Florida (hereinafter "Authority"), party of the first part, and Steuart Petroleum Company, a Delaware Corporation (hereinafter "Steuart"), party of the second part (hereinafter "Tenant").

                                    WITNESSES

         WHEREAS, on December 16, 1976, Port Sutton, Inc. and Eastern Seaboard Petroleum Company (hereinafter "Eastern") entered into a lease of certain property in Hillsborough County, Florida, located on that peninsula commonly known as "Pendola Point";

         WHEREAS, by agreement dated August 14, 1984, Eastern assigned its interest in the lease to Steuart Petroleum Company (hereinafter "Steuart")

         WHEREAS, on November 14, 1985 Port Sutton, Inc. conveyed the lease premises to and assigned its interest in said lease to the Authority;

         WHEREAS, the lease premises are currently operated by Steuart through its Western Fuels Division;

         WHEREAS, on March 7, 1987 the bulkhead adjacent to the lease premises partially collapsed causing damage to some of Tenant's equipment on the lease premises;

         WHEREAS, a dispute arose between Authority and Tenant regarding each parties responsibilities for repair and payment of rent under the lease agreement;

         WHEREAS, the parties now desire to settle the dispute between them;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. That Authority on June 18, 1987 completed repairs to the structure supporting the pipeline and stabilizing the bulkhead at the lease premises to the reasonable satisfaction of Tenant.

         2. That the pipeline itself is now in working order and operational.

         3. That Authority agrees to reduce its invoiced amount for the period March 7, 1987 through June 19, 1987 ($5,790.96) by one-half, thereby making the amount due and payable to Authority for that period two thousand eight-hundred ninety five and 48/100 dollars ($2,895.48).

         4. That Tenant shall pay to the Authority the sums described in paragraph 3, within ten (10) days after full execution hereof by certified check payable to the Authority.

         5. Within ten (10) days after full execution hereof and simultaneously with the delivery of the certified check described in paragraph 4, the parties hereto shall exchange fully executed releases in the forms attached hereto as Exhibits A and B.

         6. That any charges accruing thereafter are not governed by this settlement agreement but shall be invoiced and paid in accordance with the lease agreement, as amended, between the parties.

         IN WITNESS WHEREOF the parties hereto have set their hands and seals on the dates stated below.

WITNESSES:                             TAMPA PORT AUTHORITY

/s/ KELLY JACKSON                      By: /s/ EMMETT C. LEE, JR.
----------------------------------        --------------------------------------
/s/ SUSAN PERDOMO                         Its: Emmett C. Lee, Jr., Port Director
----------------------------------        Date: 31 August 1988

                                       STEUART PETROLEUM COMPANY

/s/ [ILLEGIBLE]                        By: /s/ JOHN W. CONNOLLY, JR.
----------------------------------        --------------------------------------
/s/ [ILLEGIBLE]                           Its: Senior Vice President
----------------------------------        Date: August 26, 1988


Exhibit A - Full and Complete Release (Steuart)

Exhibit B - Full and Complete Release (Authority)

                            FULL AND COMPLETE RELEASE

         KNOW ALL MEN BY THESE PRESENTS, That STEUART PETROLEUM COMPANY, in consideration of the sum of Ten Dollars, acknowledged by all parties as paid and other good and valuable consideration, the receipt of all of which is hereby acknowledged by the undersigned, which is acknowledged to be in full and final payment of all sums, obligations or claims due or made by it against TAMPA PORT AUTHORITY, and its successors, assigns, officers, directors, attorneys, agents, servants, trustees and employees, does by these presents forever release, acquit and discharge the said TAMPA PORT AUTHORITY, its successors, assigns, officers, directors, agents, servants, employees, attorneys and trustees, of and from any and all, known and unknown, claims, debts, demands, causes of action and liabilities of every kind, character and nature whatsoever arising out of the failure on March 7, 1987 of the bulkhead at Tampa Port Authority Berth 25, located on Port Sutton Channel, Hillsborough County, Florida whether they be for negligence or based on the lease agreement between the parties, from the beginning of time to date.

         IN WITNESS WHEREOF, the undersigned has set its hand and seal this 26th day of August, 1988.

Signed, sealed and delivered                     STEUART PETROLEUM, COMPANY
in the presence of:

/s/ THEO V. VILLINGHUNT                          By: /s/ JOHN W. CONNOLLY JR.
-----------------------------                        --------------------------
                                                     Its: Senior Vice President
by Carolyn Givens                                    (CORPORATE SEAL)
-----------------------------

                                                 THIS IS A LEGAL RELEASE OF
                                                 LIABILITY -- READ IT CAREFULLY
                                                 BEFORE SIGNING.

                            FULL AND COMPLETE RELEASE

         KNOW ALL MEN BY THESE PRESENTS, That TAMPA PORT AUTHORITY (hereinafter "AUTHORITY"), in consideration of the sum of Ten Dollars, acknowledged by AUTHORITY as paid, and other good and valuable consideration, the receipt of all of which is hereby acknowledged by the undersigned, which is acknowledged to be in full and final payment of all sums, obligations or claims due or made by it against STEUART PETROLEUM COMPANY ("STEUART"), and its successors, assigns, officers, directors, attorneys agents, servants, trustees and employees, does by these presents forever release, acquit and discharge the said STEUART, its successors, assigns, officers, directors, agents, servants, employees, attorneys and trustees of and from any and all, known and unknown, claims, debts, demands, causes of actions and liabilities, of every kind, character and nature whatsoever arising out of the failure on March 7, 1987 of the bulkhead at Tampa Port Authority Berth 25 located on Port Sutton Channel, Hillsborough County, Florida, whether they be for negligence or based on the lease agreement between the parties, from the beginning of time to date.

         IN WITNESS WHEREOF, the undersigned has set its hand and seal this 31st day of August, 1988.


Signed, sealed and delivered              TAMPA PORT AUTHORITY
in the presence of:

/s/ KELLY M. JACKSON                      /s/ EMMETT C. LEE, JR.
--------------------------------         --------------------------------------
/s/ SUSAN PERDOMO                        Its: Emmett C. Lee, Jr., Port Director
--------------------------------             (CORPORATE SEAL)

                                         THIS IS A LEGAL RELEASE OF
                                         LIABILITY -- READ IT CAREFULLY
                                         BEFORE SIGNING

                      AMENDMENT NO. 4 TO AGREEMENT OF LEASE

         This Amendment No. 4 to Agreement of Lease made and entered into this 13th day of July, 1987, by and between the TAMPA PORT AUTHORITY, a body politic and corporate organized and existing under the laws of the State of Florida, hereinafter to as "Lessor" and Steuart Petroleum Company, hereinafter referred to as "Lessee".

                                   WITNESSETH:

         WHEREAS, Port Sutton, Inc. and Eastern Seaboard Petroleum Company previously entered into an Agreement of Lease dated December 16, 1976 which was amended by the parties on May 21, 1980, and October 10, 1980 and;

         WHEREAS, Eastern Seaboard Petroleum Company assigned its Lease to Lessee on August 14, 1984 which Lease was amended by the parties on August 15. 1984; and

         WHEREAS, Port Sutton assigned the said Lease on September 21, 1984 to Lessor; and

         WHEREAS, the parties desire to amend such Agreement of Lease.

         NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein and the sum of One Dollar ($1.00) each to the other in hand paid, hereby covenant and agree as follows:

         1. Term of this Lease shall be extended for Two (2) years commencing December 16, 1986 and ending December 15, 1988.

         2. This Lease, Article 3, Paragraph 1 (a)(i) of the first Amendment to Agreement of Lease, is amended to provide that the bare land rental rate shall be increased to $59,676.00 annually, to be paid monthly in advance at a rate of $4,973.00.

         3. This Lease, Article 3, Paragraph 1 (a)(ii) subparagraphs A and B of the First Amendment to Agreement of Lease and Article 2 of the Second Amendment to Agreement of Lease, is amended to the extent that wharfage rate for petroleum products either inbound or outbound shall be per the rates established in the Tampa Port Authority Tariff No. 9 and any revisions thereto. Wharfage guarantee on inbound movements of petroleum products shall be increased to $59,676.00 annually, and the wharfage guarantee on outbound movements of petroleum products shall be increased to $13,168.40 annually.

Page two


         4. Paragraph 23 of the Agreement of Lease as deleted and replaced by
Article 5 of the First Amendment to Agreement of Lease is hereby amended in its entirety to read as follows:

         23. Lessee shall have two successive options of renewing and extending this Lease, as amended. One such renewal and extension being a period of eight (8) years beginning December 16, 1988 and one further renewal extending this Lease for a period of ten (10) years beginning December 16, 1996. Each such option shall be exercised by giving written notice to the Lessor no less than ninety (90) days prior to the expiration of the term then in effect. If Lessee does not exercise the eight (8) year option to renew, Lessee shall pay to the Lessor an amount of $155,770.40 as an option fee within 30 days of expiration of the term as herein extended. If Lessee does exercise the eight (8) year option period, the rental rate, the inbound and outbound wharfage guarantees and the minimum charge relative to the Vessel Mooring System set forth in Article 3, paragraph 2(b) of the Fist Amendment of Lease and as amended by Article 3 of the Second Amendment to Agreement shall be increased effective upon commencement of said eight (8) year option period (and, if exercised, increased again effective at the commencement of the successive ten (10) year option period) to an amount calculated by multiplying the base amount of the charge (as stated in this amendment) for which the adjustment is being calculated by a fraction whose numerator is The Consumer Price Index, U.S. City Average All Items (Base Year 1967) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the third month prior to expiration of the term then in effect, and whose denominator shall be said Consumer Price Index U.S. City Average All Items for the third month prior to the commencement of this Amendment. Should the Bureau of Labor Statistics change the manner of computing the Consumer Price Index, the Bureau shall be requested to

Page three

         furnish a conversion factor designated to adjust the new index to the one previously in use, and adjustment to the new index will be made on the basis of such conversion factor. Should the publication of the Consumer Price Index be discontinued by the Bureau of Labor Statistics, then such other index as may be published by said Bureau most nearly approaching said discontinued index shall be used in making the adjustment herein provided. No additional option fee shall be payable by Lessee with respect to the successive ten (10) year option period.

5. Paragraph 10 of the Agreement of Lease is hereby amended in its entirety to read as follows: It is covenanted and agreed that Lessor by and through its duly authorized officers, agents and representatives shall have the right at any and all times to go upon and inspect the demised premises. If at any time during the term of this Lease, Lessor has reasonable grounds to suspect that there has been - unauthorized or prohibited disposal of "hazardous waste" as defined below, Lessor shall also have the right to perform appropriate tests on the demised premises at its own cost and expense.

6. Paragraph 11 of the Agreement of Lease is hereby amended in its entirety to read as follows:
         Lessee covenants and agrees that Lessee will comply with all the valid requirements of law and duly constituted public authority and environmental protection laws so far as they concern Lessee's occupancy of demised premises, and it will not use the demised premises or any part hereof in such manner as to create a nuisance, undue noise, noxious odors or unwarranted interference with the enjoyment of adjoining premises by the Owners and tenants thereof other than what is normal for an operating petroleum storage terminal nor use the same for any unlawful purposes or in violation of any State Statute, City Ordinance or Rule or Regulation promulgated by or under such authority; and that at all times Lessee will keep said demised premises in a clean and sanitary condition and not allow waste or refuse to accumulate or be stored

Page four

         on the demised premises and shall not dump or place any waste or refuse in any water, either navigable or non-navigable in or adjacent to the terminal area.
         Any "disposal" of a "hazardous substance" as defined in and prohibited by 42USC9601, the "Comprehensive Environmental Response, Compensation and Liability Act of 1980", of a "hazardous waste" as defined in and prohibited by 42USC6901, the "Resource Conservation and Recovery Act of 1976" or of a "hazardous waste" as defined in and prohibited by Section 403.703, Florida Statutes (1985), as same may be modified or revised, on any property of the Tampa Port Authority or in any manner deleteriously affecting property of the Tampa Port Authority is expressly prohibited. Any unauthorized discharge prohibited on the Lease Premises under Lessee's exclusive possession and control by anyone or any unauthorized or prohibited discharge upon any non-exclusive easements which are a part of the lease premises by Lessee of such "hazardous substance" or "hazardous waste" shall be promptly cleaned up and environmentally restored by Lessee in accordance with proper procedures and applicable governmental regulations. Any violation of this provision which is not remedied by Lessee or with respect to which curative actions are not commenced by Lessee as required by the governmental entity requesting same (after Lessee has exercised or invoked all available review and /or appeals of such requirements) shall be considered a default hereunder, and Lessor, at its option, may declare this lease terminated upon expiration of the longer of any curative period permitted by the governmental entity or by Lessor. In addition, Lessee agrees that within forty-five (45) days of termination of this Lease for any reason, Lessee shall have performed a site investigation

Page five

         by an independent environmental consultant, who has been approved in advance by Lessor, such approval shall not be unreasonably withheld. The scope of such site investigation shall be as recommended by the consultant and approved by the parties hereto. The results of such site investigation shall be in writing and shall be delivered to Lessor within five (5) days of receipt from the independent environmental consultant. If the results of this site investigation do not reveal the presence of prohibited disposal of "hazardous waste" on the Premises, Lessee shall bear the cost of such site investigation not to exceed $7,500.00 and Lessor shall bear any cost of the same in excess of $7,500.00; said $7,500.00 is stated in 1986 dollars and shall be adjusted by the CPI Index in the manner provided in paragraph 4 hereof at the time any such sums become due. In addition, any further site investigation may be conducted by the Lessor at its cost and expense. If any site investigation reveals the presence of "hazardous waste" which has been disposed of on the premises without proper authorization or Lessee otherwise violates this provision, Lessee shall bear the entire cost of such site investigation and Lessor may bring an action for injunctive relief against Lessee and/or bring any action against Lessee to recover any damages, including but not limited to costs of investigation, removal, recovery and clean-up costs and fines incurred by Lessor due to Lessee's violation of this provision.

         7. Except as herein expressly amended, all other terms and conditions of the Agreement of Lease, as previously amended, shall remain the same.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers the day and year first

Page six


above written.


Signed, sealed and delivered                            TAMPA PORT AUTHORITY
in the presence of.

/s/ KELLY M. JACKSON                           By: /s/ EMMETT C. LEE, JR.
-------------------------------                    ----------------------------
/s/ [ILLEGIBLE]                                    Emmett C. Lee, Jr.
-------------------------------                    Its: Port Director



Signed sealed and delivered
in the presence of:

/s/ [ILLEGIBLE]                                 By: /s/ JOHN W. CONNOLLY, JR.
-------------------------------                     ---------------------------
/s/ KEVIN R. PURCELL                                Its: Sr. Vice President
-------------------------------

           THIRD AMENDMENT TO BE ATTACHED TO AGREEMENT OF LEASE DATED
            DECEMBER 16, 1976, BETWEEN PORT SUTTON, INC. AND EASTERN SEABOARD PETROLEUM COMPANY, INC. FOR PREMISES LOCATED IN
                    PORT SUTTON. HILLSBOROUGH COUNTY, FLORIDA


         This Third Amendment to Lease of December 16, 1976, by and between PORT SUTTON, INC., a Florida corporation, (hereinafter called "Lessor") and STEUART PETROLEUM COMPANY, a Delaware corporation, (hereinafter called "Lessee").

                                   WITNESSETH:

         WHEREAS, Lessor and EASTERN SEABOARD PETROLEUM COMPANY previously entered into an Agreement of Lease (the "Agreement of Lease") dated December 16, 1976 covering certain real property situated at Port Sutton, southeast of the city of Tampa, in Hillsborough County, Florida, together with nonexclusive easements, as described in said Agreement of Lease; and

         WHEREAS, Lessor and EASTERN SEABOARD PETROLEUM COMPANY amended the Agreement of Lease by First Amendment to Agreement of Lease dated May 21, 1980, and further amended the Agreement of Lease by a Second Amendment to Lease dated October 10, 1980; and

         WHEREAS, EASTERN SEABOARD PETROLEUM COMPANY, entered into Lease Assignment and Agreement effective August 14, 1984 in which it assigned all of its interest in the Agreement of Lease to Lessee; and

         WHEREAS, Lessor and Lessee desire to add additional acres to the leased real property;

         NOW, THEREFORE, for and in consideration of the sum of One Dollar ($1.00) each to the other in hand paid, receipt of which is hereby acknowledged, and other valuable consideration, Lessor and Lessee stipulate and bind themselves and agree as follows:

         1. The Lessor does hereby lease unto the Lessee an additional 0.334 acres which is more particularly described in Exhibit A attached hereto and incorporated herein by reference.

         2. The monthly land rent and wharfage for this increased area described in Exhibit A shall be at the same rate as the rate stated in the Agreement of Lease.

         3. In all other respects, the Agreement of Lease, as amended by the First Amendment to Agreement of Lease dated May 21, 1980, and further amended by the Second Amendment to Lease dated October 10, 1980, between Lessor and Lessee is hereby confirmed and ratified.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective the 15th day of August, 1984.


Witnesses:                                     "LESSOR"

/s/ JO SHAPIRO                                 PORT SUTTON, INC.
----------------------------
                                               By: /s/ ROBERT THOMAS
/s/ TULULAH G. THOMAS                              ----------------------------
----------------------------                       Its President
                                                       ------------------------

                                                   ATTEST:

                                                   By: /s/ DOROTHY BUGLY
                                                       ------------------------
                                                       Its Assistant Secretary


Witnesses:                                     "LESSEE"

/s/ [ILLEGIBLE]                                STEUART PETROLEUM COMPANY
----------------------------
/s/ BEVERLY K. MINNI                           By: /s/ [ILLEGIBLE]
----------------------------                       ----------------------------
                                                   Its President

                                               ATTEST:

                                               By: /s/ GEORGE C. [ILLEGIBLE]
                                                   ----------------------------
                                                   Its Secretary
                                                       ------------------------
STATE OF Florida
COUNTY OF Hillsborough


         The foregoing instrument was acknowledged before me this 28th day of August, 1984, by 1984, by Robert Thomas, President of PORT SUTTON, INC., a Florida corporation, on behalf of the corporation.

                                                 /s/ [ILLEGIBLE]
                                                 ---------------------
                                                 NOTARY PUBLIC


                                                 My Commission Expires:

                                                 ----------------------


STATE OF WASHINGTON
         ----------

COUNTY OF D.C
          ---------

         The foregoing instrument was acknowledged before me this 5th day of Sept., 1984, by Leonard C. Stuart II;, George C. Sinclair, of STEUART PETROLEUM COMPANY, a Delaware corporation, on behalf of the corporation


                                                 /s/ WILDA [ILLEGIBLE]
                                                 ---------------------
                                                 NOTARY PUBLIC



                                                 My Commission Expires:

                                                 /s/ August 31, 1985

Exhibit A to Third Amendment to Lease Agreement dated August 15, 1984 between Port Sutton, Inc. and Eastern Seaboard Petroleum Company, Inc.

         Beginning at the NE corner of Section 4, Township 30 South, Range 19 East, Hillsborough County, Florida, run South 2,020.00 feet parallel to the East Boundary of said Section 4; thence run West 4,810.00 feet parallel to the North Boundary of said Section 4 to the Point of Beginning of the tract hereinbelow described: Thence continue West parallel to the North Boundary of said Section 4 a distance of 20.00 feet; thence run South parallel to the East Boundary of said Section 4 a distance of 729.81 feet; thence run N. 76 degrees 12' 10" E a distance of 20.59 feet; thence run North parallel to the East Boundary of said Section 4 a distance of 724.90 feet to the Point of Beginning. An area containing 0.334 +/- acres.



                             [PROPERTY BOUNDARIES]

                         LEASE ASSIGNMENT AND AGREEMENT

         AGREEMENT, made as of August 14, 1984, by and between EASTERN SEABOARD PETROLEUM COMPANY, INC., a Florida corporation, with a mailing address of 2000 Ashland Drive, Ashland, Kentucky 41114, Attention: Vice President ("Assignor"), and STEUART PETROLEUM COMPANY, a Delaware corporation, with a mailing address of 4646 40th Street, N.W., Washington, D.C. 20016, Attention: President ("Assignee").

                                   WITNESSETH:

         WHEREAS, pursuant to a lease dated December 16, 1976, a true copy of which is attached hereto as Exhibit A and made a part hereof, Amendment Number 1 to said Lease dated May 21, 1980, a true copy of which is attached hereto as Exhibit B and made a part hereof and Amendment Number 2 to said Lease dated October 10, 1980, a true copy of which is attached hereto as Exhibit C and made a part hereof (all hereinafter referred to as the "Lease"), Port Sutton, Inc., with a mailing address of P.O. Box E, Tampa, Florida 33675 ("Lessor"), leased to Eastern Seaboard Petroleum Company, Inc., a Florida corporation, certain property located at Port Sutton, Hillsborough County, Florida and more particularly described in the Lease (the "Leased Premises").

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, Assignor hereby grants, bargains, sells, assigns and confirms to Assignee, its successors and assigns, all right, title and interest of Assignor in and to the Lease, on the terms and conditions set forth below.

         1. Representations of Assignor. Assignor hereby represents and warrants to Assignee that; (i) the Lease documents at Exhibits A, B and C constitute the entire Agreement between Lessor and Assignor and there have been no modifications to the said documents; (ii) that as of the date hereof, the Lease is in full force and effect, has not been materially breached by Assignor (or, if materially breached, that such breach has been effectively cured), is enforceable in accordance with its terms and conditions, and Assignor is not aware of any condition which upon mere delivery of notice and or passage of time would result in a default thereunder; (iii) Assignor has full and lawful authority to assign the Lease subject to the consent of Lessor; and (iv) Assignor will save harmless and indemnify Assignee, its officers and directors, from any and all claims resulting from Assignor's conduct of business in connection therewith.

         2. Covenants of Assignee. From and after the date hereof, Assignee hereby assumes all right, title and interest of Assignor in and to the Lease, agrees to be bound by all terms and conditions thereof, and agrees to protect, defend and indemnify and save harmless Assignor and its subsidiaries and related companies and the directors, officers, employees, workmen and agents of Assignor and its subsidiaries and related companies, from and against any loss, cost, damage, demand, claim or other liability, including attorneys fees and other expenses of litigation, which directly or indirectly results from or arises out of Assignee's performance or nonperformance under the Lease, or which directly or indirectly results from or arises out of Assignee's ownership, use or possession of the Leased Premises or the improvements thereon. Not more than fifteen (15) days after the date hereof, Assignee shall obtain and furnish to the Lessor (with a copy furnished to Assignee) a certificate evidencing that Assignee has obtained the insurance coverages requested by the Lease.

         3. Taxes and Recording Costs. Assignee shall be fully liable for and pay: (i) any sales or excise tax which is due with respect to the transfer of the Lease; and (ii) the cost for the recording of this Assignment or any other instrument relating to the Lease.

         4. Rentals/Real Estate Taxes/Assessments/Utilities. The monthly rental; and any real estate taxes or assessments on the Leased Premises due and payable by Assignor during the year of the Closing shall be prorated between Assignor and Assignee as of the Closing Date on the basis of the most recently available bills with a post-Closing adjustment within seven (7) days after receipt of the actual current tax bills. From and after the Closing Date, Assignee shall be fully liable for and pay all rentals, taxes, utility charges and other expenses relating to the Leased Premises, in accordance with the provisions of the Lease.

         5. Miscellaneous Provisions.

                  (a) This Agreement shall be construed, governed and administered in accordance with the laws of the State of Florida.

                  (b) This Agreement is the final and entire expression of the agreement between Assignor and Assignee with respect to its subject matter.

                  (c) Nothing in this Agreement, express or implied, is intended to confer on any person other than Assignor and Assignee, and their respective successors and assigns, any right or remedy under or by reason of this Agreement.

                  (d) This Agreement is binding upon and shall inure to the benefit of Assignor and Assignee and their respective heirs, successors and assigns. In no event shall assignment of this Agreement by Assignee relieve such party of its liabilities and obligations as primary obligor under this Agreement without the prior written consent of the Assignor.

                  (e) This Agreement will not be binding upon Assignor or Assignee until it is fully executed by and delivered to both parties. This Agreement may not be amended, modified or supplemented, except by written agreement of Assignor and Assignee, executed by their duly authorized representatives.

                  (f) Any notice or other communication required or permitted by this Agreement shall not be valid unless in writing and personally delivered or sent by postage prepaid registered or certified United States Mail, with return receipt requested, addressed to the party for whom such notice is intended at the address given for such party in the heading of this Agreement. Notice shall be deemed given upon actual physical receipt by the party to whom the notice is addressed. Either ASSIGNOR or ASSIGNEE may change the address provided for it by notice given to the other party in accordance with this Section 5(f).

                  (g) No waiver of any breach of this Agreement may be construed as a waiver of any continuing or subsequent breach of the same or any other provision hereof.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written, by order of their respective Boards of Directors.

Signed, Sealed and Delivered
In The Presence Of:

WITNESSES:                                  EASTERN SEABOARD PETROLEUM
                                              COMPANY, INC.

/s/ [ILLEGIBLE]                             By: /s/ [ILLEGIBLE]
-----------------------                         --------------------------------
/s/ SHERRY ADAMS                            Its: Vice President
-----------------------
                                            ATTEST:


                                            By: /s/ MICHAEL F. JORDAN
                                                --------------------------------
                                                Assistant Secretary [SEAL]

Signed, Sealed and Delivered
In The Presence Of:

WITNESSES:                                     STEUART PETROLEUM COMPANY

/s/ [ILLEGIBLE]                                By: /s/ [ILLEGIBLE]
-----------------------------                      ----------------------------

/s/ [ILLEGIBLE]                                Its: President
-----------------------------
                                               ATTEST:

                                               By: /s/ GEORGE C. [ILLEGIBLE]
                                                   -------------------------
                                                   Secretary [SEAL]

Signed, Sealed and Delivered
In The Presence of:

WITNESSES:                                     Agreed and accepted this 20th
                                               day of July, 1984.

/s/ [ILLEGIBLE]                                PORT SUTTON, INC.
----------------------------------
/s/ TULULAH G. THOMAS                          By: /s/ [ILLEGIBLE]
----------------------------------                 ----------------------------
                                               Its: President
                                                    ---------------------------

                                               ATTEST: /s/ DOROTHY C. BERGER
                                                       ------------------------
                                                       Asst Secretary [SEAL]


STATE OF Kentucky     )
                      ) SS:
COUNTY OF [ILLEGIBLE] )

         On the 10th day of July, 1984, before me personally came James E. Stout and Michael F. Jordan to me known, who, being by me duly sworn, did depose and say that they are the Vice President and Asst Secretary, respectively, of EASTERN SEABOARD PETROLEUM COMPANY, INC., the corporation described in and which executed the above instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that they signed their names thereto by like order.

                                                      /s/ DEBRA J. DOHERTY
                                                      --------------------------
                                                      Notary Public


                       My commission expires May 12, 1986

STATE OF WASHINGTON, D.C.)
                         ) SS.
COUNTY OF  D.C.          )

         On the 5th day of July, 1984, before me personally came George C. Sinclair and Leonard C. Steuart, II to me known, who, being by me duly sworn, did depose and say that they are the President and Secretary, respectively, of STEUART PETROLEUM COMPANY, the corporation described in and which executed the above instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that they signed their names thereto by like order.


                                                        /s/ [ILLEGIBLE]
                                                        -----------------------
                                                        Notary Public
                                                                          (SEAL)

         My commission expires of ____________________.

STATE OF FLORIDA           )
                           ) SS.
COUNTY OF HILLSBOROUGH     )

         I, Lynne Mayberry, a Notary Public in and for the said county in said state, hereby certify that Robert Thomas whose name as President of Port Sutton, Inc., a corporation, is signed to the foregoing conveyance, and who is known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and seal of office this 2Oth day of July, 1984.

                                                     /s/ LYNNE MAYBERRY
                                                     --------------------------
                                                     Notary Public
                                                                          (SEAL)

         My commission expires: [ILLEGIBLE]
                                -----------

This Instrument Prepared By:


-----------------------------
Michael F. Jordan, Attorney
Ashland Petroleum Company
Division of Ashland Oil, Inc.
2000 Ashland Drive
Ashland, Kentucky 41169

                               AGREEMENT OF LEASE

         THIS AGREEMENT OF LEASE, made as of the 16th day of December 1976, by and between PORT SUTTON INC.; A Florida corporation, herein called "LESSOR", and EASTERN SEABOARD PETROLEUM COMPANY, INC., a Florida corporation, herein called "LESSEE",

                                   WITNESSETH;

         That in consideration of the mutual covenants and agreements herein contained, the Lessor does hereby lease unto the Lessee the real property situate at Port Sutton, southeast of the City of Tampa, in Hillsborough County, Florida, described on Exhibit "A" attached hereto and made a part hereof.

         TOGETHER with an easement or easements for the non-exclusive use of:

         (a) The East-West dock known as Berth 24 located on the south side of Port Sutton channel as indicated on the sketch marked Exhibit "B" and attached hereto, together with the bollards and other appurtenances to such dock and the private channel of Lessor connecting the same with the main ship channel of Hillsborough Bay.

         (b) The wharf area adjacent to the aforesaid dock outlined on Exhibit "B" in red.

         (c) Easements for utilities and for ingress and egress to and from the aforesaid dock and wharf area over roads, railroads and other rights-of-way from time to time designated by the Lessor necessary or convenient for the leased premises to be operated by the Lessee as a petroleum products terminal.

         The real property and easements hereinbefore described are hereinafter called "the leased premises."

         TO HAVE AND TO HOLD the above-described premises, together with the tenements, hereditaments, appurtenances and easements thereunto belonging upon the terms and conditions hereinafter stated for a term of ten (10) years, commencing on the 16th day of December, 1976, and extending to and including the 15th day of December, 1986.

         1. Lessee agrees to pay Lessor as rental for leased premises and use of wharfage facilities and the easements hereinabove described the following.

            A. Monthly land rent at the rate of Two Hundred Fifty Dollars ($250.00) per acre in the leased premises; plus

            B. Wharfage for products brought into the leased premises from vessel, truck, railcar or pipeline as follows:

            $0.02 per barrel for the first 2,000,000 barrels

            $0.015 per barrel for the second 2,000,000 barrels

            $0.01 per barrel over 4,000,000 barrels.

            C. Lessee agrees that minimum wharfage will aggregate a minimum of Three Thousand Dollars ($3,000.00) per acre in any contract year. If at the end of any contract year, Lessee has unloaded insufficient volume of product to bring the minimum wharfage to a sum equal to Three Thousand Dollars ($3,000.00 times the number of acres in the leased premises (and remitted therefor), it will within the following fifteen days remit an additional amount sufficient to bring the annual payment for such contract year up to a total equal to Three Thousand Dollars ($3,000.00) times the number of acres in the leased premises.

            D. In the event the docking facility on Port Sutton Channel becomes unusable for more than 96 hours through no fault of the Lessee, its agents or employees, or by vessels serving the Lessee, the annual minimum wharfage shall be reduced by the ratio of hours the docking facility is unusable to the total hours in the contract year. This reduction in minimum wharfage shall not alter the demurrage provisions of other paragraphs in this contract.

         2. In addition to the amounts hereinabove specified, the Lessor will charge dockage to or against the various vessels employed in the movement of materials to and from the leased premises at a rate not greater than the then current rates estab-lished by the applicable tariff of the Tampa Port Authority. In the event the Tampa Port Authority ceases to publish its tariffs, then the dockage charge will be established by mutual agreement of the parties for the balance of any lease term or extensions thereof.

         3. The leased premises shall be used solely and only for the storage and handling of petroleum products. The premises shall not be used for other purposes except upon the prior written consent of Lessor. Lessee shall have the right to place or install for its exclusive use, on the leased premises unloading facilities, tanks, scales, boilers, pipelines, and other fixtures and equipment, including office buildings and appurtenant structures for the conduct of its business thereon. Any facilities placed within the wharf area shall be so placed and maintained as to facilitate the joint use of said wharf area by the Lessee and the Lessor or its licensees or other tenants. -- All buildings and appurtenances erected or installed on the leased premises shall be properly designed and built to meet all applicable building codes and shall be maintained in good order and condition.

         Lessee shall not engage in general stevedoring but may charge other tenants, present and future, of Port Sutton, Inc. an appropriate fee for the use of any facilities, pipelines, or appurtenances which Lessee has placed on the leased premises and easements for its exclusive use; the written consent of the Lessor shall be obtained prior to enacting any such agreement.

         4. Lessor covenants and agrees to maintain the dock, constructed in accord with the plans marked Exhibit C and attached hereto, as well as a berth and channel to the main ship channel of Hillsborough Bay having a depth of thirty-four (34) feet at mean low water; provided, however, the Lessee shall be responsible for any damage to any such facilities by its agents or employees or by vessels serving the Lessee.

         5. In the event any vessel owned by or under the control or direction of the Lessee sinks or becomes disabled for reasons other than those caused by Lessor at any dock, channel, slip, turning basin, or fairway located at Port Sutton, the Lessee will promptly and with all reasonable speed refloat and remove said vessel and all debris so as not to interfere with the use of any such mooring facility or channel, or otherwise impede safe navigation to and from Port Sutton facilities; provided, however, that nothing herein contained shall prevent Lessee from recovering its costs and damages from the party causing, or contributing to the cause, of such sinking or disablement.

         6. This lease is made upon the express condition that the Lessor shall be free from all liabilities and claims for damages and suits for or by reason of any injury or injuries to any person or persons or property of any kind whatsoever, whether the person or property of Lessee, its agents, or employees, or third persons, from any cause or causes whatsoever while in or upon the leased premises or any part thereof during the term of this agreement or occasioned by any occupancy or use of the leased premises or any activity carried on by Lessee in connection therewith; provided, however, Lessee shall not be liable for the negligence of the Lessor or any of its agents, guests, servants or employees. Each party covenants and agrees to indemnify and save harmless the other party from all liabilities, charges, expenses (including attorneys' fees) and costs on account of or by reason of any such injuries, liabilities, claims, suits or losses however occurring or damages growing out of same, for which the parties are liable hereunder.

         7. The Lessee agrees to procure and to constantly maintain in force, at its expense, comprehensive general liability and property damage insurance, in companies satisfactory to the Lessor, the policies thereof to name the Lessor as an additional assured and to have limits of not less than $500,000.00 for death or injury of any one person and $1,000,000.00 for death or injury to persons from any one accident, and property damage of not less than One Million Dollars ($1,000,000.00).

         8. Except as provided in paragraph 4 above, the Lessee shall keep the leased premises and all improvements erected thereon at all times in good condition and repair, shall pay all water, gas, electric, and other utility expenses incident to the occupation and use of the leased premises, and shall pay all taxes and assessments levied upon or assessed against the land described on Exhibit "A" hereof and any improvements thereon during the primary term hereunder, or any extension or renewal thereof.

         9. The Lessee shall not permit the leased premises or any improvements thereon or the estate of the Lessee in the same to become subject to any lien, charge, or encumbrance whatsoever and shall indemnify and keep indemnified the Lessor against all such liens, charges, and encumbrances; it being expressly stipulated that the Lessee shall have no authority, express or implied, to create any lien, charge or encumbrance upon the leased premises or the improvements now or hereafter located thereon or upon the estate of the Lessee in the same. Nothing herein contained shall restrict Lessee from selling the facilities constructed by it on the leased premises; and in the event of such a sale, the purchaser thereof shall be relieved of any obligations hereunder, but Lessee shall continue to be bound by the terms and conditions hereof.

         10. The Lessee shall permit the Lessor and its agents at all reasonable times to enter upon the leased premises to view the condition of the premises and any improvements thereon.

         11. The Lessee shall not make or suffer any use or occupancy of the leased premises contrary to any law or ordinance now or hereafter in force, and shall strictly comply with all laws, ordinances, and rules of any governmental authorities, bodies, or commissions having jurisdiction. The Lessee shall conduct its business and operations on the leased premises in such a manner so as not to create a nuisance, or interfere with or cause any damages or inconvenience to other tenants of the Lessor, their agents or employees.

         12. The Lessee agrees that if by reason of its failure to perform any of the covenants or provisions of this lease, the Lessor shall be compelled to do so or shall do any act which requires the payment of money, then the sum or sums so paid or required to be paid, together with the legal interest and any penalties and costs and attorney's fees shall be considered as so much additional rental and if not paid by Lessee to Lessor upon ten (10) days written demand then the Lessor shall have the same rights and remedies as in the case of the failure of the Lessee to pay the rental.

         13. The Lessee shall indemnify the Lessor against all costs and expenses, including counsel fees, lawfully and reasonably incurred in enforcing the terms and conditions of this lease, or in the defense of any action or proceeding involving this lease, or in discharging the premises from any charge, lien or encumbrance, or in obtaining possession after default of the Lessee or the determination of this lease.

         14. Upon the expiration of this lease or any extension or renewal hereof, or upon any earlier termination of this lease, Lessee shall yield up and surrender the leased premises in the same condition as they were at the time it originally took possession thereof, reasonable fair wear and tear excepted. The Lessee is specifically given the right at termination of this lease if not in default, to remove from said premises all improvements, machinery, equipment and other personal property placed thereon by Lessee, but, if Lessee removes any part of a permanent improvement or structure, the Lessee must remove the whole of such improvement or structure and restore the site upon which structure or improvement was located to its original condition. Any property remaining on the leased premises ninety (90) days after the termination of this lease shall become the property of the Lessor without process of law, but this provision shall not limit the Lessor's right under the preceding sentence to require the Lessee to complete the removal of any improvement or structure theretofore partially removed by the Lessee, and should the Lessee fail to so restore the premises, the Lessor may do so at the expense of the Lessee.

         15. The Lessor covenants that the Lessee, on paying the rental herein reserved and performing the covenants on its part to be performed, shall and may peaceably and quietly have, hold and enjoy the leased premises during the term hereof; provided, however, should the Lessee fail to make the rental payments hereby required and the same shall remain unpaid after thirty (30) days' written notice to pay the same, or if the Lessee shall neglect or fail to perform or observe any of the covenants contained in this instrument which are on its part to be performed and after thirty (30) days' written notice the same have not been performed or observed, or if the leasehold interest shall be taken on execution or other process of law and such proceedings are not dismissed and the premises returned to the Lessee within sixty (60) days, or if the Lessee shall petition to be or shall be declared a bankrupt or insolvent according to law, or if any assignment shall be made of its property for the benefit of creditors, then and in any of the said cases the Lessor lawfully may, immediately or at any time thereafter, and without further notice or demand, enter into and upon the said premises or any part thereof in the name of the whole, and repossess the same as its own fee simple estate, and expel the Lessee and those claiming under it, and remove their effects (forcibly, if necessary) without being taken or deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of rental or preceding breach of covenant, and that upon entry as aforesaid this lease shall be terminated; and the Lessee covenants and agrees that, notwithstanding the termination of this lease and possession regained by the Lessor, it will be and remain liable to the Lessor, after such possession regained, for any loss sustained by the Lessor on account of the premises being let for the remainder of the original term or any extension thereof for a less sum than before, or at the election of the Lessor, the Lessee will, on and after such termination and so long as the demised premises have not been relet, pay to the Lessor, at the times and in the proportions herein named for the payment of rental, a sum equal to the rental and other payments herein named as liquidated damages for so much of the unexpired term as expires with each such payment, or at the election of the Lessor made upon the termination as aforesaid, or after such payment of liquidated damages as hereinbefore provided, the Lessee will pay to the Lessor as damages such a sum as at the time of such termination represents the difference between the rental value of the leased premises for the remainder of the said term and the rental and other payments herein named. No waiver by the Lessor of any covenant contained in this lease shall be a waiver of any succeeding breach of the same covenant.

         16. Neither the Lessor nor the Lessee shall be deemed to be in default on account of any failure or delay of performance of any obligation hereunder when such failure or delay shall be due to any cause or causes beyond its reasonable control; provided that the party so failing or delaying shall exercise due diligence to try to remove promptly such cause or causes, excepting only disputes involving the settlement of strikes or other labor disputes; provided further, however, that this paragraph 16 shall not relieve Lessee of the obligation to remit the sums provided in paragraph 1 of the agreement. In the event Lessee's inability to use the leased premises is due to Lessor's labor disputes, strikes or other labor difficulty, then Lessee's obligations under paragraph 1(b) and 1(c) shall be reduced pro rata for the period of non-utilization caused by Lessor.

         17. All notices to the Lessee shall be sent by registered or certified mail addressed to Post Office Box 3233, Jacksonville, Florida, 32206, or at such other address as the Lessee shall designate in writing.

         18. All notices to the Lessor shall be sent by registered mail to the Lessor at Post Office Box "E", Tampa, Florida, 33675, or at such other address as the Lessor shall designate in writing. Notwithstanding any provisions in this lease to the contrary concerning modifications, a change in address may be effected by a registered or certified letter sent by either party to the other.

         19. All payments to the Lessor under the terms of this lease shall be made at the address designated for notice to the Lessor.

         20. Lessor has good right and authority to enter into this lease and shall warrant and defend its right to do so. Lessor further warrants that there are no liens, charges, or encumbrances upon the leased premises, except current taxes, and that it will indemnify and keep indemnified the Lessee against any and all future liens, charges, and encumbrances, other than taxes to be paid by Lessee as hereinbefore provided.

         21. This Lease may not be assigned by the Lessee without prior written permission of the Lessor, which permission shall not be unreasonably withheld.

         22. The Lessor owns vacant land west of the leased premises which are [illegible] for future terminals of liquid products. Lessee [illegible] hereinbefore mentioned are for the non-exclusive use on a berth-in-turn basis; except that Lessee shall not have a permit for the unloading of more than one vessel of any other tenant. In order to facilitate availability of the berth, Lessee will furnish Lessor a schedule of expected vessel movements affecting its terminal, and, in any case, will notify Lessor at least seventy-two (72) hours prior to each arrival or at the time of Lessee's vessel sails from its last port of call, whichever is later.

         Lessor will permit no use of the berth by vessels requiring more than thirty-six (36) hours to load or unload and will require that each vessel unloading or loading at the berth to expeditiously discharge at the maximum capacity of the vessel compatible with the terminal facilities and to vacate the berth as soon as possible after discharge.

         In the event Lessee's vessel is delayed as a result of a previous vessel occupying the berth for more than thirty-six (36) hours, or, in the event Lessor fails to make available the berth as hereinabove provided, Lessor will pay the full demurrage charges incurred by the Lessee as a result of the delay.

         Lessee further agrees that it will expeditiously start and complete its unloading at the maximum pumping capacity of the vessel compatible with the terminal facilities and vacate the berth as soon as possible after discharge upon the request of the Lessor. If Lessee fails to vacate the berth after thirty-six (36) hours as provided above, Lessee will pay to Lessor any demurrage Lessor is obligated to pay other tenants using the berth due to Lessee's failure to vacate.

         23. Lessee shall have two successive options of renewing and extending this lease, each such renewal and extension to be for a period of ten years beginning with the date of termination of the preceding ten year lease. Each such option shall be exercised by giving written notice to the lessor no less than ninety (90) days prior to the expiration of the lease then in effect. Each such lease or extension entered into pursuant to an exercise of such option shall be on the same terms and conditions as those expressed herein, except that the rental rate, wharfage and minimum wharfage, shall be increased or decreased for the next ensuing ten years by an amount calculated by multiplying the base rental set forth in paragraph 1 above by a fraction whose numerator is The Consumer Price Index, U. S. City Average, All Items (Base Year 1967) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the third month prior to expiration of such 10-year period whose denominator shall be said consumer price index (U. S. City Average, All Items) for the first month of the original term of this lease. Should the Bureau of Labor Statistics change the manner of computing The Consumer Price Index, the Bureau shall be requested to furnish a conversion factor designated to adjust the new Index to the one previously in use, and adjustment to the new Index shall be made on the basis of such conversion factor. Should the publication of the Consumer Price Index be discontinued by the Bureau of Labor Statistics, then such other Index as may be published by such Bureau most nearly approaching said discontinued Index shall be used in making the adjustments herein provided. Should the Bureau discontinue the publication of an Index approximating the Index herein contemplated, then such Index as may be published by another United States Government agency as most nearly approximates the Index herein first above mentioned shall govern and be substituted as the Index to be used, subject to the application of an appropriate conversion factor to be furnished by the governmental agency publishing the adopted Index. In the event of any valid delay caused by seeking the proper adjustment for rental payments, as herein provided, Lessee shall continue paying the rental under the last preceding rental adjustment as herein provided, until such time as said proper adjustment has been made, at which time an adjustment shall be made retroactive to the beginning of the year in which the adjustment should have been made.

         In any event, the land rent, wharfage, and annual minimum payment shall be no less than specified in Paragraph 1 above.

         24. The Lessor agrees to provide and maintain a road for Lessee's non-exclusive use from the southeast corner of the leased property described in Exhibit "A" to Highway U.S. 41. Such road shall be suitable for the two-way traffic of the largest trucks allowed on State of Florida highways. Should lessor dedicate said road to public usage, and a governmental entity accept the road for maintenance providing lessee with ingress and egress, then lessor shall be relieved of its responsibility.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be properly executed by their proper officers in due form of law, the day and year first above written.


LESSOR:                                      LESSEE:

PORT SUTTON, INC.                            EASTERN SEABOARD PETROLEUM
                                             COMPANY, INC.


BY  /s/ ROBERT THOMAS                        BY  /s/ JOHN W. CONNOLLY JR.
    -------------------------------              -------------------------------
                        President                                    President



ATTEST:

BY  DOROTHY C. BERGER                        BY  W. ALVIN WATSON
    -------------------------------              -------------------------------
              Assistant Secretary                          Assistant Secretary

STATE OF FLORIDA            )
COUNTY OF HILLSBOROUGH      )   ss


         I HEREBY CERTIFY, That on this 15th day of December, 1976, before me, the undersigned authority, personally appeared Robert Thomas and Dorothy C. Berger to me known to be the persons described in and who executed the foregoing instrument as President and Secretary, respectively, of PORT SUTTON, INC., a Florida corporation, and who severally and duly acknowledged the execution of such instrument as such officers aforesaid, for and on behalf of and as the act and deed of said corporation for the uses and purposes therein expressed, pursuant to authority lawfully conferred upon them by said corporation and that the seal affixed thereto is the true and genuine corporate seal of said corporation and was affixed thereunto by the said Secretary, under like authority, he being the proper custodian thereof.

         WITNESS my hand and official seal the date aforesaid,


                                         /s/ GLORIA J. ALLEN
                                         ---------------------------------------
                                         Notary Public for State of Florida
                                           at Large

                                         My commission expires:

                                         Notary Public State of Florida at Large
                                         My Commission Expires Nov. 5, 1977

STATE OF FLORIDA      )
COUNTY OF DUVAL       )      ss


         I HEREBY CERTIFY, That on this 16th day of December, 1976, before me the undersigned authority personally appeared John W. Connolly Jr. and W. Alvin Watson to me known to be the persons described in and who executed the foregoing instrument as President and Secretary, respectively, of EASTERN SEABOARD PETROLEUM COMPANY, INC., a Florida corporation, and who severally and duly acknowledged the execution of such instrument as such officers aforesaid, for and on behalf of and as the act and deed of said corporation, for the uses and purposes therein expressed, pursuant to authority lawfully conferred upon them by said corporation; and that the seal affixed thereto is the true and genuine corporate seal of said corporation and was affixed thereunto by the said Assistant Secretary under like authority, he being the proper custodian thereof.

         WITNESS my hand and official seal the date aforesaid.



                                        /s/ JOHN A. BLAIR
                                        ------------------------------------
                                                   Notary Public

                                        My commission expires:


                                        Notary Public, State of Florida at Large
                                        My commission expires July 27, 1980

                              [PROPERTY BOUNDARIES]


Exhibit A to Lease
Agreement between Port
Sutton, Inc. and Eastern
Seaboard Petroleum Company
Inc. dated December 16,
1976


Beginning at the NE corner of Section 4, Township 30 South, Range 19 East, Hillsborough County, Florida, run South 2,020 feet parallel to the East boundary of said Section 4; Thence run West 4,160 feet parallel to the North boundary of said Section 4 to the Point of Beginning of the tract hereinbelow described:
Thence continue West parallel to the North boundary of said Section 4 a distance of 650 feet; Thence run South parallel to the East boundary of said Section 4 a distance of 724.9 feet more or less; Thence run northeasterly a distance of
720.8 feet more or less to a point 4,110 feet West and 2,573 feet South of said
Section 4; Thence run North parallel to the East boundary of said Section 4 a distance of 503 feet; Thence run northwesterly a distance of 70.71 feet more or less to the Point of Beginning. An area containing 9.94 +/- acres.

                      FIRST AMENDMENT TO AGREEMENT OF LEASE


         This First Amendment to Agreement of Lease made and entered into this 21st day of May, 1980, by and between Port Sutton, Inc., a Florida corporation ("Lessor") and Eastern Seaboard Petroleum Company, Inc., a Florida corporation, ("Lessee").

                                   WITNESSETH:

         WHEREAS, Lessor and Lessee previously entered into an Agreement of Lease (the "Agreement of Lease") dated December 16, 1976 covering certain real property situated at Port Sutton, southeast of the City of Tampa, in Hillborough County, Florida together with nonexclusive easements, as described in said Agreement of Lease, and

         WHEREAS, Lessee has requested that the Lessor construct for the Lessee's exclusive use a vessel mooring system described in Subparagraph 2(a) below (the "Vessel Mooring System") adjacent to and west of the area covered by the above referenced Agreement of Lease and grant to Lessee certain easement or easements for the exclusive use of Lessee; and

         WHEREAS, Lessor has agreed to construct the Vessel Mooring System to be identified as Berth 25 and to grant the requested easements all to be located as indicated on the sketch attached hereto and made a part hereof as Exhibit "C",

         NOW THEREFORE, for and in consideration of the sum of One Dollar ($1.00) each to the other hand paid, receipt of which is hereby acknowledged, and other valuable consideration, Lessor and Lessee stipulate and bind themselves and agree as follows:

         1. The definition of the Leased Premises in the Agreement of Lease is modified to add the following after item (c):

            "Together with: (i) The exclusive right to Lessee to use the rectangular area outlined in red as shown on Exhibit C and being an area starting where the new sea wall joins the existing sea wall at a point on the westerly side of Berth 24 and whose easterly/westerly running parallel sides are four hundred feet in length and whose northerly/southerly running parallel sides are seventy-five feet in length and the southerly most easterly/westerly line of which runs along the northern edge of the new sea wall, and such exclusive right to be subject only to the right of Lessor in accordance with the terms of the Agreement of Lease to permit the mooring of ships at Berth 24 and to run mooring lines from such moored ship to a mooring bollard located immediately south of this described area as such bollard is shown on Exhibit C.


                                   Exhibit B

                  (ii) The exclusive use of the Vessel Mooring System to be constructed in accordance with the terms of this amendment.

                  (iii) An exclusive easement, to be located as marked in yellow on attached Exhibit C running from real property leased to Lessee by Lessor as described in the Agreement of Lease and as shown In Exhibit A to the Agreement of Lease to the new sea wall as described in this amendment to be constructed by Lessor and along that sea wall to and among the various facilities constituting the Vessel Mooring System which easement shall be for the purpose of installation of below ground and above ground petroleum products lines; water lines; electrical lines; communication lines and other utilities or services reasonably required by Lessee in connection with its use of the Vessel Mooring System (such services being collectively referred to as "Lessee Support Services"),

                  This easement includes the right exercisable by Lessee from time to time, to install, replace, repair, maintain and operate the Lessee Support Services, and

                  (iv) A non exclusive easement for ingress and egress to and from the Lessee Support Services and the Vessel Mooring System and the area described in Subparagraph (i) above, over roads, railroads and other rights-of-way from time to time designated by the Lessor as necessary or convenient for the Leased Premises."

         2(a) Lessor shall construct and maintain in good repair for Lessee's exclusive use and in accordance with the drawing and specifications attached hereto and made a part hereof as Exhibit C the Vessel Mooring System adjacent to and west of the portion of Leased Premises described in the Agreement of Lease, which Vessel Mooring System shall consist of

                  (i) a 400 foot extension of the sea wall in a westerly direction which shall be constructed in the same fashion and of the same quality, materials and workmanship as the existing sea wall in the Berth 24 area;

                  (ii) five mooring dolphins connected to the sea wall by walkways; and

                  (iii) one loading platform.

         (b) Lessee shall have the right from time to time to install on the constituents of the Vessel Mooring System such equipment, pipe lines, machinery and other facilities which Lessee finds desirable in accordance with its use of the Vessel Mooring System (such facilities being collectively referred to as "Lessee Support Facilities"), and Lessor shall not be responsible for the maintenance or repair of the Lessee Support Services or the Lessee Support Facilities except where damage is caused to such facilities or services as a result of Lessor's fault or negligence. At any time during the continuance of the effectiveness of this Amendment or within ninety (90) days after the termination or nonrenewal hereof, however arising, Lessee will sever and remove from the Leased Premises any Lessee Support Facilities or Lessee Support



                                       2.

Services. If Lessee removes any part of such Lessee Support Facilities or Lessee Support Services, Lessee, except as otherwise provided at Paragraph 8 hereof, shall be obligated to restore to its original condition, fair wear and tear excluded, Lessor's property upon which the Lessee Support Services or Lessee Support Facilities were located.

         In the event that Lessee decides to install or attach any equipment (i.e., pipelines, machinery or other facilities) on or to the Vessel Mooring System, all permits, fees and construction costs shall be paid by Lessee.

         Lessee agrees to hold harmless and indemnify Lessor against all claims brought against Lessor which arise out of the fault or negligence of the Lessee in connection with the installation or use of the equipment attached by Lessee to the vessel mooring system and Lessor agrees to hold harmless and indemnify Lessee against all claims brought against Lessee arising out of the fault or negligence of the Lessor in the construction and maintenance of the vessel mooring system. The foregoing indemnifications include reasonable legal fees and costs incurred in defense of such claims.

         (c) Lessor shall maintain a depth of at least ten (10) feet at mean low water beginning immediately on the northerly side of the loading platform and the breasting dolphins shown in Exhibit C attached hereto and continuing northerly to the main ship channel of Port Sutton channel.

         3. Paragraphs 1 and 2 of the Agreement of Lease are deleted, effective as of the first day of the first month after the date on which the Vessel Mooring System has been completed in accordance with the provisions of this Amendment and turned over to Lessee for Lessee's use, and replaced with the following:

         "l.(a) Lessee agrees to pay Lessor for performance of Lessor's obligations under this Agreement and as rental for the Leased Premises, including without limitation the rental of the premises described in Exhibit A of the Agreement of Lease and Exhibit C of this Amendment and the wharfage facilities and the easements described in the Lease Agreement and this Amendment, the following amounts plus the amounts prescribed in Paragraph 2 below:

                (i) monthly land rent at the rate of Two Hundred and Fifty Dollars ($250.00) per acre in the portion of the Leased Premises described in Exhibit A to the Agreement of Lease which contains 10.24 acres for purposes hereof; plus

                (ii) Wharfage for petroleum products brought into and taken from Lessee's terminal located on the portion of the Leased Premises described in Exhibit A to the Agreement of Lease and such wharfage to be calculated as follows:

                (A) for petroleum products brought into said portion of the Leased Premises whether brought in by vessel, truck, rail car or pipe line,




                                       3.

         $0.02 per barrel for the first 2,000,000 barrels per lease year,

         $0.015 per barrel for the second 2,000,000 barrels per lease year, and

         $0.01 per barrel for all amounts over 4,000,000 barrels per lease year

         The wharfage to be charged pursuant of this Part (A) will aggregate a minimum of Three Thousand Dollars ($3,000.00) per acre in the portion of the Leased Premises described in Exhibit A to the Agreement of Lease (which constitutes 10.24 acres for purposes hereof) in any Lease Year. For purposes of this calculation a Lease Year shall be deemed to begin on the 16 day of December and continue through the 15 day of the following December during the term of this lease.

         (B) for petroleum products taken out of said portion of the Leased Premises by vessel: the rate shall be one-half the rate in effect in paragraph 1
(a) (ii) (A) above.

         The wharfage to be charged pursuant to this Part (B) will aggregate a minimum of Six Thousand Five Hundred Dollars ($6,500.00) per Amendment Year. For purposes hereof an Amendment year shall start with the first day of the first month after the date on which the Vessel Mooring System has been completed in accordance with the provisions of this Amendment and turned over to Lessee for Lessee's use and shall end with the last day of the twelfth calendar month thereafter, said Amendment Year to consist of a total of twelve consecutive calendar months.

         (C) If at the end of any Lease Year or Amendment Year, whichever is applicable, there has been insufficient volume of petroleum products either brought into said portion of the Leased Premises or taken out of said portion of the Leased Premises, as shall be applicable to the particular calculation, to bring the wharfage to a sum equal to the minimum set forth in Part (ii) (A) or
(B), as applicable, Lessee will within the following fifteen (15) days remit an additional amount sufficient to bring the annual payment for such Lease Year or Amendment Year, whichever is applicable, up to said minimum.

         (b)(i) In the event the docking facility on Port Sutton Channel as described in the Agreement of Lease becomes unuseable for more than ninety-six hours through no fault of the Lessee, its agents or employees, or by vessel serving the Lessee, the annual minimum wharfage set forth at Subparagraph l(a)(ii)(A) above shall be reduced by the ratio of hours the docking facilities is unuseable to the total hours in the Lease Year.



                                       4.

         (ii) In the event the Vessel Mooring System becomes unuseable for more then ninety-six hours through fault of the Lessor, its agents or employees, the annual minimum wharfage set forth at Subparagraph l(a)(ii)(B) and the dockage set forth below in Subparagraph 2(b) shall each be reduced by the ratio of hours the Vessel Mooring System is unuseable to the total hours in the Amendment Year.

         In the event the Vessel Mooring System becomes unuseable through the fault of Lessee; its agents or employees, the annual wharfage set forth at subparagraph l(a)(ii)(B) and the dockage set forth below in subparagraph 2(b) shall continue in full force and effect.

         In the event that Lessor terminates this Amendment pursuant to Paragraph 7 hereof, the annual minimum wharfage set forth at Subparagraph l(a)(ii)(B) and the dockage set forth at Subparagraph 2(b) below shall be prorated to the portion of the Amendment Year prior to the effective date of the termination.

         (iii) These reductions in minimum wharfages shall not alter the dumurrage provisions of other sections in the Agreement of Lease.

2(a) In addition to the amounts specified in Paragraph 1 and in Part (b) of this Paragraph 2, the Lessor will charge dockage to or against the various vessels employed in the movement of petroleum products to and from the docking facilities described on the sketch marked Exhibit B to the Agreement of Lease at a rate not greater than the then current rates established by the applicable tariff of the Tampa Port Authority. In the event the Tampa Port Authority ceases to publish its tariffs, then the dockage charge will be established by mutual agreement of the parties for the balance of any lease term or extensions thereof.

         (b) In addition to the amounts specified in Paragraph 1 and in Part (a) of this Paragraph 2, Lessor will charge, in lieu of dockage relative to the Vessel Mooring System, Twenty-two Thousand Dollars ($22,000.00) per Amendment Year ($1,833.33 per month, payable monthly in advance.)

         (c) Any wharfage amounts due pursuant to Subsection l(a)(ii) shall be payable on a monthly basis within fifteen (15) days after the end of the month to which the amounts apply.

         (d) All wharfage calculations shall be based on Lessee's loading and unloading records as maintained by Lessee, or such other mutually agreeable method. Lessor shall have a right during normal business hours to have access to, inspect and make copies of Lessee's loading records as are relevant to wharfage amounts due pursuant to Subparagraph l(a)(ii)."




                                       5.

         4. The first seven words of Paragraph B of the Agreement of Lease reading "except as provided in Paragraph 4 above," are deleted and replaced with the following: "Except as provided in Subparagraph 2.(a) of this Amendment and in Paragraph 4 of the Agreement of Lease,".

         5. Paragraph 23 of the Agreement Lease is deleted and replaced with the following:


                  "23 Lessee shall have two successive options of renewing and extending this Lease, including this Amendment, each such renewal and extension to be for a period of ten (10) years beginning with the date of termination of the preceding ten (10) year lease. Each such option shall be exercised by giving written notice to the Lessor no less than ninety (90) days prior to the expiration of the term then in effect. Alternatively, Lessee may elect to exercise this option as to the Leased Premises described in the Agreement of Lease prior to change by this Amendment and in such case the extension shall not apply to the Leased Premises described above at Paragraph 1 of this Amendment and in such case or in case of cancellation by Lessor in accordance with Paragraph 7 of this Amendment, Lessee's obligation to make any further payments as described at Subparagraphs l(a)(ii)(B) and 2(b) of the Agreement of Lease as amended hereby shall terminate at the end of the Lease Term then in effect or at the time of cancellation as applicable. Except to the extent otherwise provided immediately above in this section, each such lease or extension entered into pursuant to an exercise of such option shall be on the same terms and conditions as those expressed herein, except that the rental rate, wharfages and minimum wharfages, described in Paragraph 1 of the Agreement of Lease as amended hereby shall be increased or decreased for the next ensuing ten years by an amount calculated by multiplying the base amount for which the adjustment is being calculated as set forth at Paragraph 1 of the Agreement of Lease as amended hereby by a fraction whose numerator is The Consumer Price Index, U.S. City Average All Items (Base Year
         1967) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the third month prior to expiration of the ten year lease period then in effect, and (a) whose denominator shall be said Consumer Price Index (U.S. City Average All Items) for the first month of the original term of this lease insofar as calculation of the increase or decrease of the amounts set forth at Subparagraphs (a)(i), (ii)(A) and
         (ii)(B) of Paragraph 1 of the Agreement of Lease as amended hereby. Should the Bureau of Labor Statistics change the manner of computing the Consumer Price Index, the Bureau shall be requested to furnish a conversion factor designated to adjust the new index to the one previously in use, and adjustment to the new index will be made on the basis of such conversion factor. Should the publication of the Consumer Price Index be discontinued by the Bureau of Labor Statistics, then such other index as may be published by said Bureau most nearly approaching said discontinued index shall be used in making the adjustments herein provided.





                                       6.

                  Should the Bureau discontinue the publication of an index approximating the index herein contemplated, then such index as may be published by another United States Government Agency as most nearly approximates the index herein first above mentioned shall govern and be substituted as the index to be used, subject to the application of an appropriate conversion factor to be furnished by the governmental agency publishing the adopted index.

                  In the event of any valid delay caused by seeking the proper adjustment for rental payments as herein provided, Lessee shall continue paying the rental under the last preceding rental adjustment as herein provided, until such time as said proper adjustment has been made, at which time adjustment shall be made retroactive to the beginning of the year in which the adjustment should have been made.

                  In any event, the land rent, wharfage and annual minimum wharfage payment shall be no less than specified in Paragraph 1 of the Agreement of Lease as amended hereby.

         6. The lease term of the portion of the Leased Premises described in this Amendment shall commence as of the first day of the first month after the date the Vessel Mooring System has been completed in accordance with the provisions of this Amendment and turned over to Lessee for Lessee's use and shall run, subject to the termination provisions and opt[on rights of this Amendment, with the term of the Agreement of Lease.

         If the Lease Term of the portion of the Leased Premises described in this Amendment has not begun, for any reason whatsoever except the default of the Lessee in performance of its obligations under this Amendment, within one year after the date hereof, Lessee shall have the right, on thirty (30) days written notice to Lessor, to cancel this Amendment.

         7. Lessor specifically reserves the right to terminate this Amendment for the portion of the Leased Premises described in this Amendment by giving Lessee six months prior written notice of such termination where Lessor must build a deepwater dock for a prospective lessee or purchaser in order to lease or sell the land immediately to the south of the Vessel Mooring System.

         8. The fourth sentence of paragraph 3 of the Agreement of Lease which sentence reads 'Any facilities placed within the wharf area shall be so placed and maintained to facilitate the joint use of said wharf area by the Lessee and the lessor or its licensees or other tenants' as applied to the Vessel Mooring System shall mean that the facilities placed on the Vessel Mooring System by Lessee shall not unreasonably hinder or prevent the use of the wharf area adjacent to the east west dock known as Berth 24 by both Lessee and Lessor or Lessor's licensees or other tenants as such use is contemplated by this Agreement of Lease.



                                       7.

      9. In the event of termination of this Amendment pursuant to Paragraph 7 of this Amendment or in the event of expiration of the term of this Amendment without termination of, or expiration of the term of the Agreement of Lease, Lessee and Lessor shall be relieved of all obligations under this Amendment, and the Agreement of Lease, unamended by this Amendment, shall remain in full force and effect.

      10. All the terms, provisions and conditions of the Agreement of Lease, not amended or modified herein, shall apply to the Leased Premises described in this Amendment as fully and completely as if such terms, provisions and conditions were set forth in this Amendment.



      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

LESSOR: Port Sutton, Inc.             LESSEE: Eastern Seaboard Petroleum
                                              Company, Inc.

BY:  /s/ ROBERT THOMAS                BY:  /s/ BEN W. MATHEWS
   -------------------------------       -------------------------------
Its: President                        Its: Vice President
    ------------------------------        ------------------------------

Attest: /s/ [ILLEGIBLE]               Attest: /s/ JOHN A. BLAIR
       ---------------------------           ---------------------------
        Secretary-Treasurer                   Secretary-Treasurer



                                       8.

STATE OF FLORIDA        )
                        ) ss.
COUNTY OF DUVAL         )

         I hereby certify that on this day before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgements, personally appeared Ben W. Mathews and John A. Blair, to me known and know to be the persons described in and who executed the foregoing instrument as Vice President and Secretary-Treasurer, respectively, of the corporation named therein, and severally acknowledged before me that they executed the same as such officers in the name and on behalf of said corporation.

         Witness my hand and official seal in the county and state aforesaid this 20th day of May, A.D. 1980.


                                        /s/ DURWOOD H. BOZZELL
                                        ---------------------------------------
                                                     Notary Public

                                        NOTARY PUBLIC STATE OF FLORIDA AT LARGE
                                            MY COMMISSION EXPIRES OCT 20, 1983
[SEAL]                                   BONDED THRU GENERAL INS. UNDERWRITERS



STATE OF FLORIDA        )
                        ) ss.
COUNTY OF HILLSBOROGH   )


         I hereby certify that on this day before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared Robert Thomas and Henry Toland, to me known and known to be the persons described in and who executed the foregoing instrument as President and Secretary-Treasurer, respectively, of the corporation named therein, and severally acknowledged before me that they executed the same as such officers in the name and on behalf of said corporation.

         Witness my hand and official seal in the county and state aforesaid this 29th day of May, A.D. 1980.


                                        /s/ BETTY FOSTER
                                        ---------------------------------------
                                                     Notary Public

                                         Notary Public, Florida, State at Large
                                           My Commission Expires Sept. 9, 1983
[SEAL]






                                       9.

                         SECOND AMENDMENT TO BE ATTACHED
                           TO AGREEMENT OF LEASE DATED
                           DECEMBER 16, 1976, BETWEEN
                              PORT SUTTON, INC. AND
                  EASTERN SEABOARD PETROLEUM COMPANY, INC. FOR
                              PREMISES LOCATED IN
                   PORT SUTTON, HILLSBOROUGH COUNTY, FLORIDA



         THIS SECOND AMENDMENT TO LEASE of December 16, 1976, by and between PORT SUTTON, INC., a Florida corporation, hereinafter called LESSOR, and EASTERN SEABOARD PETROLEUM COMPANY, INC., a Florida corporation, hereinafter referred to as LESSEE,

         WITNESSETH: That for and in consideration of the terms and conditions contained in the original Lease of December 16, 1976, which was amended by First Amendment To Agreement Of Lease dated May 21 1980, and for the purpose of further amending said Lease it is now agreed as follows:

         1. Article 2(a)(ii) on page two of the First Amendment To Agreement Of Lease is amended to the extent that the Vessel Mooring System shall consist of six mooring dolphins connected to the sea wall by walkways.

         2. Article 3, paragraph l(a)(ii)(B) on page four of the First Amendment To Agreement Of Lease is amended to the extent that the wharfage to be charged pursuant to this Part (B) will aggregate a minimum of Seven Thousand Dollars ($7,000.00) per Amendment Year.

         3. Article 3, paragraph 2(b) on page five of the First Amendment To Agreement Of Lease is amended to the extent that in addition to the amounts specified in Paragraph 1 and in Part (a) of Paragraph 2 of said Amendment, Lessor will charge in lieu of dockage relative to the Vessel Mooring System, Twenty-three Thousand Two Hundred Fifty Dollars ($23,250.00) per Amendment Year ($1,937.50 per month, payable monthly in advance.)

         4. Exhibit "C" attached to the First Amendment To Agreement Of Lease, is revised, showing the addition of one (1) breasting dolphin, to be located on the same east-west line as the original five (5) breasting dolphins and seventy



                                   EXHIBIT C
feet (70') east of the easternmost original breasting dolphin. A copy of the "revised" Exhibit C is attached hereto and made a part hereof.

         5. In all other respects the original Agreement Of Lease of December 16, 1976, as amended by the First Amendment To Agreement Of Lease of May 21, 1980, between the parties is hereby confirmed and ratified.

         Executed in multiple copies this the 10th day of October, 1980.

WITNESSES:                              LESSOR:
                                        PORT SUTTON, INC.

/s/ DOROTHY C. BERGER                   By: /s/ ROBERT THOMAS
-----------------------------              ----------------------------
/s/ EMILY I. FRANK                      Its: President
-----------------------------               ---------------------------

                                        ATTEST:

                                        By: /s/ SHERRY TOLAND
                                           ----------------------------
                                        Its: Secretary-Treasurer
                                            ---------------------------

WITNESSES:                              LESSEE:
                                        EASTERN SEABOARD PETROLEUM
                                        COMPANY INC.

/s/ THEO V. TILLENHART                  By: /s/ BEN W. MATTHEWS
-----------------------------              ----------------------------
/s/ [ILLEGIBLE]                         Its: Vice President
-----------------------------               ---------------------------

                                        ATTEST:

                                        By: /s/ JOHN A. BLAIR
                                           ----------------------------
                                        Its: Secretary-Treasurer
                                            ---------------------------



STATE OF FLORIDA        )
                        ) ss.
COUNTY OF DUVAL         )

         I hereby certify that on this day before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgements, personally appeared Ben W. Mathews and John A. Blair, to me known and known to be the persons described in and who executed the foregoing instrument as Vice President and Secretary-Treasurer respectively, of the corporation named therein, and severally acknowledged before me that they executed the same as such officers in the name and on behalf of said corporation.

         Witness my hand and official seal in the county and state aforesaid this 6th day of October, A.D. 1980.


                                        /s/ DURWOOD H. BOZZELL
                                        ---------------------------------------
                                                     Notary Public

                                        NOTARY PUBLIC STATE OF FLORIDA AT LARGE
                                            MY COMMISSION EXPIRES OCT 20, 1983
                                          BONDED THRU GENERAL INS. UNDERWRITERS

                                   EXHIBIT B


                                  THE SUBLEASE

                               SUBLEASE AGREEMENT

                  THIS SUBLEASE AGREEMENT (this "Sublease") is entered into as of the 22nd day of November, 2000, by and between MARTIN GAS SALES, INC., a Texas corporation ("Sublessor"), and CF MARTIN SULPHUR, LP, a Delaware limited partnership ("Sublessee").

                                   WITNESSETH:

                  WHEREAS, Sublessor currently leases from the Tampa Port Authority, a body politic and corporate organized and existing under the laws of the State of Florida ("Master Lessor"), approximately 10.274 acres of land ("Leased Premises") situated in Port Sutton, southeast of the City of Tampa, in Hillsborough County, Florida, and more particularly described in the Master Lease (defined below), pursuant to that certain Agreement of Lease (assigned and amended as described below) dated December 16, 1976 (the "Original Master Lease"), by and between Port Sutton, Inc., a Florida corporation ("Original Master Lessor"), as lessor, and Eastern Seaboard Petroleum Company, Inc., a Florida corporation (the "Original Master Lessee"), as lessee;

                  WHEREAS, the Original Master Lease has been: (i) amended by that certain First Amendment to Agreement of Lease ("First Amendment") dated May 21, 1980; (ii) amended by that certain Second Amendment to Lease dated October 10, 1980; (iii) assigned by Original Master Lessee to Steuart Petroleum Company, a Delaware corporation ("Second Master Lessee"), pursuant to that certain Lease Assignment and Agreement effective August 14, 1984; (iv) amended by that certain Third Amendment to Lease dated effective August 15, 1984; (v) assigned by Original Master Lessor to Master Lessor by instrument effective September 21, 1984; (vi) amended by that certain Amendment No. 4 to Agreement of Lease ("Fourth Amendment") dated July 13, 1987; (vii) amended by that certain Amendment No. 5 to Agreement of Lease ("Fifth Amendment") dated December 5, 1988; (viii) assigned by Second Master Lessee to Boliden Chemicals, Inc., a Delaware corporation ("Third Master Lessee"), by instrument effective February 16, 1989; (ix) amended by that certain Amendment No. 6 to Agreement of Lease ("Sixth Amendment") dated February 16, 1989; (x) amended by that certain Amendment No. 7 to Agreement of Lease ("Seventh Amendment") dated May 13, 1992;
(xi) assigned by Third Lessee to Sublessor pursuant to that certain Assignment and Assumption Agreement dated March 28, 1995; and (xii) amended by Amendment No. 8 to Agreement of Lease (the "Eighth Amendment") dated December 16, 1996 (the Original Master Lease, as so amended and assigned, the "Master Lease");

                  WHEREAS, a copy of said Master Lease is attached hereto as Exhibit A; and

                  WHEREAS, Sublessor desires to sublet to Sublessee, subject to and upon the terms and conditions contained herein, (i) for the exclusive use of Sublessee, that certain portion of the Leased Premises described on the Legal Description attached hereto as Exhibit B, and identified (by horizontal hatching) on the Site Plan attached hereto as Exhibit C (each of which exhibits is incorporated herein and made a part hereof for all purposes), which portion contains approximately 1.69 acres of land (hereinafter, the "Controlled Premises"), and
(ii) for the non-exclusive use of Sublessee, all easements and areas, and rights of use and access necessary or pertaining to the Controlled Premises (except for the Vessel Mooring System, defined and described in the First Amendment) which are appurtenant to the Leased Premises under the Master Lease, as the same are in part identified (by vertical hatching) on Exhibit C (hereinafter, the "Common Areas"), to the extent to which the same are held by Sublessor pursuant to the Master Lease (the Controlled Premises and the Common Areas are collectively referred to hereinafter as the "Subleased Premises").

                  NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sublessor and Sublessee hereby covenant and agree as follows:

         1. DEFINED TERMS. All capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Master Lease.

         2. SUBLEASE; USE. Sublessor hereby subleases and grants to Sublessee, and Sublessee hereby subleases and accepts from Sublessor, the Subleased Premises, on and subject to the terms and conditions contained in this Sublease. Sublessee shall use the Subleased Premises only for the uses permitted under the terms and provisions of the Master Lease (including, without limitation, Paragraph 3 of the Original Master Lease, as modified by Paragraph 1 of the Sixth Amendment and Paragraph 3 of the Eighth Amendment).

         3. TERM. The term of this Sublease shall commence on October 31, 2000 ("Sublease Commencement Date"), and shall terminate on December 14, 2006 ("Sublease Term"); provided, however, the Sublease Term shall in no event extend beyond the term of the Master Lease, and provided further, that this Sublease may terminate or be terminated earlier pursuant to the terms of the Master Lease or this Sublease.

         4. CONDITION OF SUBLEASED PREMISES. The Subleased Premises shall be delivered to Sublessee by Sublessor in its present condition existing on the Sublease Commencement Date. Sublessor and Sublessee agree that none of the terms contained in the Master Lease with respect to the construction or completion of improvements (including, without limitation, the construction and maintenance of the Vessel Mooring System) are applicable to the Subleased Premises or this Sublease, except as expressly set forth in this Sublease below. From and after the Sublease Commencement Date, Sublessee hereby assumes all risks associated with the Controlled Premises and all improvements, equipment, fixtures or facilities constructed or located therein or thereon (including the physical condition of any of the foregoing), and Sublessee shall indemnify and hold harmless Sublessor from and against any claim, loss, damage, expense (including without limitation reasonable attorneys' fees and costs) or liability arising out of or based upon any injury or damage to person or property occurring on the Controlled Premises during the Sublessee's occupancy of the Controlled Premises under this Sublease, unless caused by the negligence or intentional torts of Sublessor, or its agents, servants or employees.

         Furthermore, except as otherwise expressly provided in this Sublease to the contrary, Sublessor shall not be liable to Sublessee, or to Sublessee's agents, servants or employees for any claim, loss, damage, expense or liability arising out of or based upon any injury or damage to person or property occurring on the Common Areas which is caused by the negligence or intentional torts of Sublessee, or its agents, servants or employees, and Sublessee shall indemnify and hold Sublessor harmless from and against all liability and claims (including, without limitation, reasonable attorneys' fees and costs) for or related to the same. Except as otherwise expressly provided in this Sublease to the contrary, Sublessee shall not be liable to Sublessor, or to Sublessor's agents, servants or employees for any claim, loss, damage, expense or liability arising out of or based upon any injury or damage to person or property occurring on the Common Areas which is caused by the negligence or intentional torts of Sublessor, or its agents, servants or employees, and Sublessor agrees to indemnify and hold Sublessee harmless from and against all liability and claims (including, without limitation, reasonable attorneys' fees and costs) for or related to the same.

         5. MASTER LEASE. This Sublease is subject and subordinate to the Master Lease. Except as may be inconsistent with the terms and provisions hereof and of any consent to this Sublease executed by Sublessor, Sublessee and the Master Lessor, the terms and provisions of the Master Lease (including, without limitation, any and all terms or provisions concerning hazardous waste and/or environmental condition, compliance, inspection, liability and/or indemnity, and/or rights of removal concerning improvements, machinery, equipment and other personal property on the Subleased Premises; specifically including, without limitation, Paragraphs 5 and 6 of the Fourth Amendment, and Paragraph 14 of the Original Master Lease, respectively) shall be applicable to this Sublease as and to the extent that such provisions relate to the Subleased Premises, and shall be incorporated into this Sublease (i) as if Sublessor were Lessor under the Master Lease and Sublessee were Lessee under the Master Lease, and (ii) as if the Subleased Premises were the Leased Premises under the Master Lease, except to the extent inconsistent with the agreements and understandings expressed in this Sublease or to the extent prior to the Sublease Commencement Date or after the expiration of the Sublease term. Notwithstanding the foregoing, the following provisions of the Master Lease are expressly not incorporated herein and such provisions shall have no application to Sublessee or the Subleased
Premises:

                  A. Paragraphs 17, 18 and 20, the first sentence of Paragraph 22, Paragraph 23 and any provision creating construction or maintenance obligations contained in Paragraph 24 (it being understood that Sublessor shall have no such obligations and that Sublessee shall have access to the road described therein) of the Original Master Lease;

                  B. Any provision creating construction or maintenance obligations, and/or any provision passing an "exclusive" use, contained in Paragraphs 1 and/or 2 (it being understood that Sublessor shall have no such obligations and that Sublessor and Sublessee shall share the rights to access, ingress and egress and any other rights of use or easements created or described therein), Paragraph 5 and the second paragraph of Paragraph 6 of the First Amendment;

                  C.       Paragraph 4 of the Fourth Amendment;

                  D.       Paragraph 5 of the Fifth Amendment; and

                  E.       Paragraphs 5, 6 and 7 the Seventh Amendment.

         Where reasonably necessary, the terms of the Master Lease, as incorporated into this Sublease as aforesaid, shall be construed in light of the fact that Sublessor (unlike Master Lessor) does not own a fee interest in the Subleased Premises but only a leasehold interest under the Master Lease. Sublessor and Sublessee anticipate that Master Lessor's performance in accordance with the Master Lease shall fulfill the equivalent obligation of Sublessor hereunder, and in the event of Master Lessor's default under the Master Lease, Sublessee's rights shall be limited as provided in the following subparagraph of this Section 5. As between Sublessor and Sublessee, if the terms of this Sublease conflict with the terms of the Master Lease, then the terms of this Sublease shall control. Sublessee shall perform and observe all the obligations, covenants and conditions contained in the Master Lease on Sublessor's part that are incorporated hereinabove by reference and to the extent that the obligations, covenants and conditions apply and accrue from and after the Sublease Commencement Date. Each of Sublessor and Sublessee will not cause or allow to be caused any default under the Master Lease as to its respective portion thereof. Sublessee hereby indemnifies and holds Sublessor harmless from and against any claim, loss, damage, expense (including without limitation reasonable attorneys' fees and costs) or liability arising under the Master Lease with respect to the Subleased Premises, from and after the Sublease Commencement Date, from or related to Sublessee's failure to perform Sublessee's obligations under this Sublease, including, without limitation, those obligations of Sublessor pursuant to the Master Lease which are incorporated herein by reference. Sublessee acknowledges that it has received and reviewed the Master Lease, in the form attached hereto as Exhibit A. Except as may be expressly set forth in Section 4 above, Sublessee is not relying on, and Sublessor has made no representations, warranties or statements regarding, the interpretation or application of the terms of the Master Lease.

         At Sublessee's written request, Sublessor will exercise the rights and remedies Sublessor has under the Master Lease with respect to the Subleased Premises, and at law or in equity, so designated by Sublessee in its request. Such rights and remedies shall be pursued diligently by Sublessor; however, Sublessee shall be obligated to reimburse Sublessor for Sublessor's reasonable out-of-pocket costs of exercising such rights or remedies. Notwithstanding anything to the contrary contained in this Sublease, Sublessor shall not be deemed in default under this Sublease if Master Lessor fails to perform its obligations under the Master Lease. Sublessee shall indemnify, hold harmless and defend (with counsel reasonably satisfactory to Sublessor) Sublessor from and against any claim, loss, damage, expense or liability arising from or in connection with Sublessor's assertion of rights or pursuit of remedies under the Master Lease either (a) at the request of Sublessee or (b) following Sublessee's assertion of the same right or pursuit of the same remedy against Sublessor under this Sublease upon grounds which, if proven, would justify the pursuit of the same right or remedy under the Master Lease (e.g., termination in the event of condemnation). The foregoing notwithstanding, Sublessor shall not be required to do or perform any act which would constitute a default by Sublessor under the Master Lease.

         In the event that Sublessor receives notice of default from Master Lessor under the Master Lease, Sublessor shall immediately notify Sublessee of the same, and Sublessee shall have the right, but not the obligation, to attempt to cure such default, in which event Sublessor shall reimburse Sublessee for all reasonable costs related to such cure expended by Sublessee. If Sublessee cures such default, and Sublessor fails to reimburse Sublessee for the cost of such cure within thirty (30) days of Sublessee's demand therefor, Sublessee shall be entitled to demand and receive an assignment by Sublessor of all of Sublessor's right, title and interest under the Master Lease, and Sublessor agrees to execute and deliver such assignment to Sublessee within thirty (30) days following Sublessor's receipt of Sublessee's demand for such assignment, pursuant to the terms of this paragraph.

         Notwithstanding any provision to the contrary of this Sublease or of any consent to this Sublease executed by Sublessor, Sublessee and the Master Lessor, in no event shall Sublessee be entitled to receive assignment of the Master Lease pursuant the terms of this Section 5 (or of any such consent) if
(i) the default under the Master Lease giving rise to such right of assignment shall occur as a result of any act or omission of the Sublessee (including, without limitation, any act or omission constituting a default by Sublessee under Section 14 of this Sublease), or (ii) this Sublease has been terminated (in accordance with the terms of this Sublease) prior to the date of such default.

         6. SECURITY DEPOSIT. Sublessee shall not be required to deposit a security deposit as a condition to this Sublease.

         7. RENT. Sublessee hereby accepts this Sublease and agrees that Sublessee shall be obligated to pay to Sublessor all amounts due under the Master Lease respecting the use and/or possession of the Subleased Premises, including, without limitation, (i) monthly bare land rent (which rent Sublessee shall be obligated to pay pro rata, based on the proportion of the amount of area constituting the Controlled Premises compared to the amount of area constituting the Leased Premises, which proportion is hereby deemed to be 15.7680%), (ii) any and all wharfage for products brought onto or shipped out of the Controlled Premises, including any and all minimum wharfage guarantees (as the same may be adjusted), (iii) any and all dockage charges charged and/or owing with respect to vessels employed in the movement of materials to and from the Controlled Premises, (iv) any and all Vessel Mooring Charges (if any) applicable to Sublessee, and (v) any and all real and personal property taxes, sales taxes and other taxes payable by Sublessor with respect to the Controlled Premises or activities related thereto pursuant to the terms of the Master Lease. All of the foregoing sums shall be paid by Sublessee to Sublessor in accordance with the terms and provisions of the Master Lease, as if Sublessor were Lessor under the Master Lease and Sublessee were Lessee under the Master Lease; subject, however, to shortening of time limits as provided in Paragraph 14(b) below, and provided, that the sums owing under subclauses (ii), (iii),
(iv) and (v) above shall not be due and payable by Sublessee to Sublessor until five (5) days after delivery by Sublessor to Sublessee of an invoice therefor.

         8. NOTICES. Notices required by this Sublease shall be in writing. All such notices shall be served personally or sent by United States certified mail, return receipt requested, or private air courier, postage or charge prepaid, addressed to Sublessor or Sublessee, as the case may be, at its address set forth below, or at such other place as Sublessee or Sublessor may from time to time designate in a written notice to the other. Notices may also be sent by facsimile transmission, provided a duplicate copy is sent to the addressee by certified mail. Such notices shall be deemed sufficiently served or given when faxed, two (2) days after deposit in any U.S. Post Office, or by overnight air courier service on actual receipt by the recipient.

                  If to Sublessor:  Martin Gas Sales, Inc.
                                    PO Box 191
                                    4200 Stone Road
                                    Kilgore, Texas 75663
                                    Fax:     903.983.6262
                                    Attn:    Ruben S. Martin, III

                  If to Sublessee:  CF Martin Sulphur, LP
                                    PO Box 191
                                    4200 Stone Road
                                    Kilgore, Texas 75663
                                    Fax:  (903) 983-6262
                                         --------------------------------------
                                    Attn:  Ruben S. Martin, III
                                         --------------------------------------

                  With a copy to:   CF Industries, Inc.
                                    One Salem Lake Drive
                                    Long Grove, Illinois 60047
                                    Fax:  847-438-0211
                                    Attn: Stephen R. Wilson

                  And:              CF Industries, Inc.
                                    One Salem Lake Drive
                                    Long Grove, Illinois 60047
                                    Fax:  847-438-0211
                                    Attn: John H. Sultenfuss


                  9. SERVICES. Without limiting the provisions of Section 5 above, Sublessor shall have no liability or responsibility for the provision of any services to the Subleased Premises. Rather, Master Lessor will provide such services in accordance with, and only to the extent required by, the terms of the Master Lease. No failure of Master Lessor to provide services to the Subleased Premises, and no interruption in the provision of such services, shall cause Sublessor to be in default under this Sublease; nor shall Sublessee have a right to an abatement of rent or a right to terminate this Sublease with respect to the same, except to the extent such rights are held by Sublessor under the Master Lease.

                  10. SUBLESSOR RESTORATION AND REPAIRS. Without limiting the provisions of Section 5 above, as between Sublessor and Sublessee, Sublessor shall have no liability or responsibility for maintenance, repairs, rebuilding or restoration of the Subleased Premises, except to the extent that any such maintenance, repairs, rebuilding or restoration are made necessary by the negligent act or omission of Sublessor or its agents, employees, or contractors. Rather, Master Lessor will provide and conduct such maintenance, repairs, rebuilding and/or restoration in accordance with, and only to the extent required by, the terms of the Master Lease. No failure of Master Lessor to provide such maintenance, repairs, rebuilding or restoration shall cause Sublessor to be in default under this Sublease nor shall Sublessee be entitled to an abatement of rent or to terminate this Sublease unless and to the extent that Sublessor is entitled to an abatement of rent under the Master Lease or to terminate the Master Lease.

                  11. ASSIGNMENT AND SUBLETTING. Subject to the provisions of this Section 11 set forth below, Sublessee shall not, without Sublessor's prior written consent (which may be withheld in Sublessor's absolute discretion), and the consent of Master Landlord (i) assign, convey, mortgage, pledge, encumber, or otherwise transfer this Sublease or any interest hereunder; (ii) allow any lien to be placed upon Sublessee's interest hereunder; (iii) sublet the Subleased Premises or any part thereof; or (iv) permit the use or occupancy of the Subleased Premises or any part thereof by any one other than Sublessee (all of the foregoing, an "Assignment"). Any attempt to consummate an Assignment without Sublessor's consent shall be of no force or effect and shall be an event of default under this Sublease. Notwithstanding the foregoing, Sublessee may, without Sublessor's prior written consent, assign any or all of its rights, interests and obligations hereunder if such Assignment (x) is made to a wholly-owned subsidiary of Sublessee, provided that any such subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein, or (y) occurs by operation of law. Notwithstanding any provision to the contrary contained herein, no Assignment shall relieve Sublessee of its obligations hereunder.

                  12. SUBORDINATION. Sublessee accepts this Sublease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge on the Subleased Premises or the improvements situated thereon; provided, however, Sublessee's subordination of this Sublease to any such mortgage hereafter placed by Sublessor is expressly conditioned upon the delivery to Sublessee, simultaneously with the closing of such mortgage, a written agreement of the applicable mortgagee (in a form reasonably acceptable to Sublessee and to such mortgagee) that so long as Sublessee is not in default under the provisions of this Sublease (including all applicable grace periods), Sublessee's rights under this Sublease and possession of the Subleased Premises shall not be disturbed by such mortgagee or by any persons or parties claiming by, through or under such mortgagee (whether or not such persons or parties acquired its or their rights as a result of foreclosure); and, provided further, that any mortgagee, trustee, or holder of any mortgage or deed of trust may elect at any time to cause its interest to be subordinate and junior to Sublessee's interest under this Sublease by filing an instrument in the real property records of the county in the state where the Subleased Premises is located, effecting such election and providing Sublessee with notice of such election. Sublessee, at any time hereafter on demand, shall execute any instruments, releases or other documents that may be required by any present or future mortgagee, trustee, or holder of any mortgage or deed of trust for the purpose of subjecting and subordinating this Sublease to the lien of any mortgage or deed of trust.

                  13. ASSIGNMENTS BY SUBLESSOR. Sublessor shall have the right to transfer and/or assign, in whole or in part, all its rights and obligations hereunder, subject to this Sublease and Sublessee's rights hereunder. Upon request by Sublessee, Sublessor shall provide Sublessee with prompt written notice of any such transfer or assignment by Sublessor. Sublessee agrees to execute a certificate certifying such facts (if true) as Sublessor may reasonably require in connection with any such transfer and/or assignment by Sublessor.

                  14.      SUBLESSEE DEFAULTS.

                           (a) In the event that Sublessee shall (i) default in
the performance of any of the terms, covenants and conditions of this Sublease (including those portions of the Master Lease incorporated herein by reference) beyond any applicable notice and grace period provided for in the Master Lease and incorporated herein by reference (as shortened by subparagraph (b) below), and/or (ii) Sublessee performs or permits the performance of any other act or event which would constitute or cause an event of default by Sublessor, as Lessee, under the Master Lease, Sublessor shall be entitled to exercise any and all of the rights and remedies to which it is entitled by law, including, without limitation, the remedy of summary proceeding, and also any and all of the rights and remedies specifically provided for in the Master Lease and incorporated herein by reference.

                           (b) The time limits contained in the Master Lease for
the giving of notices, making of demands or performing any act, condition or covenant on the part of Lessee thereunder, or for the exercise by Lessee thereunder of any right, remedy or option, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by three (3) days so that in each instance Sublessee shall have three (3) days less time to observe or perform hereunder than Sublessor has as Lessee under the Master Lease; this provision shall not be applicable to any time limit contained in the Master Lease which is equal to or less than five (5) days, but in such event such time limit shall be shortened by two (2) days so that in such instances Sublessee shall have two (2) days less time to observe or perform hereunder than Sublessor has as the Lessee under the Master Lease.

                  15. PEACEFUL ENJOYMENT. So long as Sublessee is not in default hereunder (including applicable grace periods), Sublessor covenants that Sublessee shall have, subject to the terms and provisions of this Sublease and the Master Lease, quiet and peaceful possession of the Subleased Premises and enjoy all of the rights herein granted without interference from Sublessor or anyone acting by, through or under Sublessor.

                  16. SURRENDER OF SUBLEASED PREMISES. Sublessee shall surrender the Subleased Premises on the expiration or earlier termination of this Sublease in the same or better condition as existed on the Sublease Commencement Date, reasonable, ordinary wear and tear and damage by casualty and condemnation excepted.

                  17. SUCCESSORS. This Sublease shall be binding upon and inure to the benefit of Sublessor, its successors and assigns, and shall be binding upon and inure to the benefit of Sublessee, its successors and, to the extent assignment is permitted hereunder, Sublessee's assigns.

                  18. EXCLUDED RIGHTS. Sublessor shall have no right to modify the Master Lease, terminate the Master Lease, or expand or otherwise alter, modify or make any improvements to the Subleased Premises without first obtaining Sublessee's consent thereto. If

Sublessor acquires any rights to extend the term of, or to renew, the Master Lease, then, upon Sublessee's request therefor, Sublessor shall exercise such rights and shall grant to Sublessee the right to extend the term of, or to renew, this Sublease (as the case may be), but only to the extent to which Sublessor has the right to do so under the terms of the Master Lease (as modified), and subject to the prior consent of the Master Lessor.

                  19. LIMITATION OF SUBLESSOR'S LIABILITY. Notwithstanding anything in this Sublease or the Master Lease to the contrary, Sublessee specifically agrees to look to solely to Sublessor's interest in the Subleased Premises for the recovery of any judgment from Sublessor, it being agreed by Sublessee that neither Sublessor (or its successors) nor Sublessor's (or its successors') partners, shareholders, officers, directors, managers, agents and employees shall ever be personally liable for any such judgment.

                  20. ENTIRETY. This instrument and, to the extent incorporated herein by reference, the Master Lease constitute the entire agreement between Sublessor and Sublessee and may not be modified orally or in any manner other than by an agreement in writing signed by Sublessor and Sublessee or their respective permitted successors in interest. No prior or contemporaneous promises, inducements, representations or agreements, oral or otherwise, between Sublessor and Sublessee not embodied herein shall be binding or have any force or effect.

                  21. MISCELLANEOUS.

                  (a) If Sublessee is a corporation, partnership or other entity, Sublessee warrants that all consents or approvals required of third parties (including but not limited to its Board of Directors or partners, to the extent applicable) for the execution, delivery and performance of this Sublease have been obtained and that Sublessee has the right and authority to enter into and perform its covenants contained in this Sublease. Likewise, if Sublessor is a corporation, partnership or other entity, Sublessor warrants that all consents or approvals required of third parties (including but not limited to its Board of Directors or partners) for the execution, delivery and performance of this Sublease have been obtained and that Sublessor has the right and authority to enter into and perform its covenants contained in this Sublease.

                  (b) Time is of the essence in this Sublease.

                  (c) The terms and provisions of the Exhibit(s) attached hereto are hereby made a part hereof for all purposes.

                  (d) This Sublease shall not be deemed or construed to create or establish any relationship (other than that of landlord and tenant) or partnership or joint venture or similar relationship or agreement between Sublessor and Sublessee hereunder.



               [The signature page follows immediately hereafter.]

                                   EXECUTED effective as of the day and year
first above written.

                                            SUBLESSOR:

Executed in the presence of:                MARTIN GAS SALES, INC., a Texas corporation



    /s/  Robert D. Bondurant                By:     /s/ Ruben S. Martin, III
------------------------------------            ---------------------------------------
Name:  Robert D. Bondurant                  Name:   Ruben S. Martin, III
     -------------------------------        Title:  President


    /s/  D. R. Neumeyer
------------------------------------
Name:   D. R. Neumeyer
     -------------------------------

                                            SUBLESSEE:

Executed in the presence of:                CF MARTIN SULPHUR, LP, a Delaware limited
                                            partnership

    /s/  Robert D. Bondurant
------------------------------------
Name:  Robert D. Bondurant                  By:   CF MARTIN SULPHUR, LLC, a Delaware limited
     -------------------------------              liability company, its general partner

   /s/  D. R. Neumeyer
------------------------------------
Name:  D. R. Neumeyer                       By:      /s/  Ruben S. Martin, III
     -------------------------------           ----------------------------------------
                                            Name:   Ruben S. Martin, III
                                                  -------------------------------------
                                            Title:  President
                                                  -------------------------------------

THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

         This instrument was acknowledged before me on the 17th day of November, 2000, by Ruben S. Martin, III as President of CF MARTIN SULPHUR, LLC, a Delaware limited liability company, general partner of CF MARTIN SULPHUR, L.P., a Delaware limited partnership, on behalf of said company and partnership.


                                   /s/ F. Gayle McClendon
                                   ------------------------------------------
                                   Notary Public in and for the State of Texas




THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         This instrument was acknowledged before me on the   17th   day of
November, 2000, by    Ruben S. Martin,  III      , as     President          of
MARTIN GAS SALES, INC., a Texas corporation, on behalf of said corporation.


                                   /s/ F. Gayle McClendon
                                   --------------------------------------------
                                   Notary Public in and for the State of Texas

                                    EXHIBIT A

                                  MASTER LEASE

                                 [SEE ATTACHED]



                                       A

                                    EXHIBIT B

                     LEGAL DESCRIPTION OF SUBLEASED PREMISES

BEGINNING AT THE NE CORNER OF SECTION 4, TOWNSHIP 30 SOUTH, RANGE 19 EAST, HILLSBOROUGH COUNTY, FLORIDA, THENCE RUN SOUTH 2,020 FEET PARALLEL TO THE EAST BOUNDARY OF SAID SECTION 4; THENCE RUN WEST 4,160 FEET PARALLEL TO THE NORTH BOUNDARY OF SAID SECTION 4; THENCE RUN SOUTH PARALLEL TO THE EAST BOUNDARY OF SAID SECTION 4, A DISTANCE OF 552.74 FEET RUN THENCE S.76 degrees11'33"W., A DISTANCE OF 681.41 FEET; TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL; RUN THENCE N.02 degrees38'35"W., A DISTANCE OF 21.11 FEET; RUN THENCE
N.76 degrees01'28"E., A DISTANCE OF 396.08 FEET; RUN THENCE N.33 degrees24'18"W., A DISTANCE OF 81.26 FEET; RUN THENCE N.00 degrees00'00"W., PARALLEL TO THE EAST BOUNDARY OF SAID SECTION 4, A DISTANCE OF 163.68 FEET; RUN THENCE N.90 degrees00'00"W., A DISTANCE OF 171.94 FEET; RUN THENCE S.00 degrees00'00"W., PARALLEL TO THE EAST BOUNDARY OF SAID SECTION 4, A DISTANCE OF
200.66 FEET; RUN THENCE S.89 degrees58'25"W., A DISTANCE OF 224.95 FEET; RUN THENCE S.00 degrees00'00"W., PARALLEL TO THE EAST BOUNDARY OF SAID SECTION 4, A DISTANCE OF 161.83 FEET; RUN THENCE N.76 degrees11'33"E., A DISTANCE OF 59.98 FEET TO THE POINT OF BEGINNING, CONTAINING 1.69 ACRES MORE OR LESS.



                                       B

                                    EXHIBIT C

                         SITE PLAN OF SUBLEASED PREMISES

                                 [SEE ATTACHED]



                                       C